Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	true
Amendment Description

EXPLANATORY NOTE

This registration statement is filed by the registrant as a post-effective amendment on Form S-1 to update the Post- Effective Registration Statement on Form S-3 SEC file No 333-144865, as amended, which was declared effective by the Securities and Exchange Commission on September 22, 2010, and Registration Statement on Form S-3, File No. 333-168019 which was declared effective by the Securities and Exchange Commission on July 19, 2010.   The registrant is not seeking to register any additional shares pursuant to this Registration Statement.

Document Period End Date	Sep 30, 2011
Entity Registrant Name	EMAGIN CORP
Entity Central Index Key	0001046995
Entity Filer Category	Smaller Reporting Company

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 6,498	$ 7,796	$ 5,295
Short-term investments - held to maturity	6,245	3,100	100
Accounts receivable, net	5,893	5,150	4,563
Inventory	2,119	1,905	2,179
Prepaid expenses and other current assets	857	777	687
Total current assets	21,612	18,728	12,824
Long-term investments - held to maturity	1,000	1,500
Equipment, furniture and leasehold improvements, net	4,522	3,287	1,021
Intangible assets, net	36	39	43
Other assets	92	92	92
Deferred tax asset	9,056	9,056
Total assets	36,318	32,702	13,980
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	1,021	1,100	1,122
Accrued compensation	1,631	1,975	956
Other accrued expenses	1,636	1,781	791
Advance payments	122	101	211
Deferred revenue	55	26	238
Warrant liability		7,694	34
Other current liabilities	235	170	891
Total current liabilities	4,700	12,847	4,243
Warrant liability		5,158	6,844
Total liabilities	4,700	18,005	11,087
Commitments and contingencies (Note 12)
Shareholders' equity:
Series B Convertible Preferred stock
Common stock, $.001 par value: authorized 200,000,000 shares	23	21	17
Additional paid-in capital	219,465	206,298	193,358
Accumulated deficit	(187,870)	(191,622)	(190,482)
Total shareholders' equity	31,618	14,697	2,893
Total liabilities and shareholders' equity	$ 36,318	$ 32,702	$ 13,980

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	10,000,000	10,000,000	10,000,000
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, shares issued	23,293,586	21,210,445	16,967,244
Common stock, shares outstanding	23,293,586	21,210,445	16,967,244
Series B Convertible Preferred Stock [Member]
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	10,000	10,000	10,000
Preferred stock - Series B, stated value	$ 1,000	$ 1,000	$ 1,000
Preferred stock - Series B, liquidation preference	$ 5,659,000	$ 5,679,000	$ 5,739,000
Preferred stock, shares issued	5,659	5,679	5,739
Preferred stock, shares outstanding	5,659	5,679	5,739

Condensed Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue:
Product	$ 6,306	$ 6,936	$ 16,564	$ 17,826	$ 23,596	$ 19,775	$ 15,730
Contract	1,957	1,320	4,589	4,669	6,862	4,047	3,009
Total revenue, net	8,263	8,256	21,153	22,495	30,458	23,822	18,739
Cost of goods sold:
Product	2,902	2,105	8,554	6,590	8,373	7,865	9,086
Contract	1,002	683	2,368	2,380	3,645	2,310	1,587
Total Cost of goods sold	3,904	2,788	10,922	8,970	12,018	10,175	10,673
Gross profit	4,359	5,468	10,231	13,525	18,440	13,647	8,066
Operating expenses:
Research and development	765	511	2,071	1,888	2,370	1,996	2,081
Selling, general and administrative	1,992	2,054	6,361	6,873	10,055	6,900	6,254
Total operating expenses	2,757	2,565	8,432	8,761	12,425	8,896	8,335
Income (loss) from operations	1,602	2,903	1,799	4,764	6,015	4,751	(269)
Other income (expense):
Interest expense	(26)	(21)	(85)	(79)	(115)	(466)	(1,990)
Interest income	3	2	32	10
Change in fair value of warrant liability	3,028	723	2,548	(9,620)	(15,987)	(6,533)
Other income, net					16	67	400
Total other income (expense), net	3,005	704	2,495	(9,689)	(16,086)	(6,932)	(1,590)
Income (loss) before provision for income taxes	4,607	3,607	4,294	(4,925)	(10,071)	(2,181)	(1,859)
Provision for income tax (benefit) expense	488	56	542	75	(8,931)	90
Net loss (income)	$ 4,119	$ 3,551	$ 3,752	$ (5,000)	$ (1,140)	$ (2,271)	$ (1,859)
Loss (income) per common share, basic	$ 0.13	$ 0.13	$ 0.13	$ (0.27)	$ (0.06)	$ (0.14)	$ (0.13)
Loss (income) per common share, diluted	$ 0.03	$ 0.08	$ 0.02	$ (0.27)	$ (0.06)	$ (0.14)	$ (0.13)
Weighted average number of shares outstanding:
Basic	23,084,229	19,883,029	22,153,525	18,781,185	19,239,933	16,343,650	14,175,220
Diluted	25,322,920	24,244,477	25,642,105	18,781,185	19,239,933	16,343,650	14,175,220

Condensed Consolidated Statement Of Changes In Shareholders' Equity (Capital Deficit) (USD $)	Preferred Stock [Member]	Common Stock [Member] USD ($)	Additional Paid-In Capital [Member] USD ($)	Accumulated Deficit [Member] USD ($)	Total USD ($)
Balance at Dec. 31, 2007		$ 12,000	$ 195,131,000	$ (199,313,000)	$ (4,170,000)
Balance, shares at Dec. 31, 2007		12,458,400
Sale of preferred stock, net of issuance costs			3,933,000		3,933,000
Sale of preferred stock, net of issuance costs, shares	4,033
Sale of common stock, net of issuance costs		2,000	1,578,000		1,580,000
Sale of common stock, net of issuance costs, shares		1,586,539
Debt conversion		1,000	1,956,000		1,957,000
Debt conversion, shares	1,706	717,620
Issuance of common stock for services			303,000		303,000
Issuance of common stock for services, shares		326,400
Stock-based compensation			928,000		928,000
Put option waiver			150,000		150,000
Put option waiver, shares		125,000
Fair value of warrants issued			883,000		883,000
Deemed dividend, put option			(44,000)		(44,000)
Net income				(1,859,000)	(1,859,000)
Balance at Dec. 31, 2008		15,000	204,818,000	(201,172,000)	3,661,000
Balance, shares at Dec. 31, 2008	5,739	15,213,959
Cumulative effect of change in accounting principle			(15,091,000)	12,961,000	(2,130,000)
Fair value of warrants reclassified from liability to equity upon exercise			1,785,000		1,785,000
Issuance of common stock for services			304,000		304,000
Issuance of common stock for services, shares		498,533
Expiration of put options		1,000	428,000		429,000
Expiration of put options, shares		522,500
Cashless exercise of common stock warrants, shares					726,910
Exercise of common stock warrants		1,000	(1,000)
Exercise of common stock warrants, shares		726,910
Exercise of common stock options			5,000		5,000
Exercise of common stock options, shares		5,342
Stock-based compensation			1,110,000		1,110,000
Net income				(2,271,000)	(2,271,000)
Balance at Dec. 31, 2009		17,000	193,358,000	(190,482,000)	2,893,000
Balance, shares at Dec. 31, 2009	5,739	16,967,244
Fair value of warrants reclassified from liability to equity upon exercise			10,013,000		10,013,000
Issuance of common stock for services			55,000		55,000
Issuance of common stock for services, shares		15,363
Cashless exercise of common stock warrants		4,000	(4,000)
Cashless exercise of common stock warrants, shares		3,518,110			3,518,110
Conversion of Series B Preferred Stock to common stock, shares	(60)	80,000
Exercise of common stock warrants			250,000		250,000
Exercise of common stock warrants, shares		100,000
Exercise of common stock options			805,000		805,000
Exercise of common stock options, shares		529,728
Stock-based compensation			1,821,000		1,821,000
Net income				(1,140,000)	(1,140,000)
Balance at Dec. 31, 2010		21,000	206,298,000	(191,622,000)	14,697,000
Balance, shares at Dec. 31, 2010	5,679	21,210,445
Fair value of warrants reclassified from liability to equity upon exercise			10,304,000		10,304,000
Cashless exercise of common stock warrants, shares		476,663			476,663
Cashless exercise of common stock options, shares		49,685
Conversion of Series B Preferred Stock to common stock, shares	(20)	26,666			20
Exercise of common stock warrants		1,000	561,000		562,000
Exercise of common stock warrants, shares		1,072,116
Exercise of common stock options		1,000	525,000		526,000
Exercise of common stock options, shares		458,011
Stock-based compensation			1,777,000		1,777,000
Net income				3,752,000	3,752,000
Balance at Sep. 30, 2011		$ 23,000	$ 219,465,000	$ (187,870,000)	$ 31,618,000
Balance, shares at Sep. 30, 2011	5,659	23,293,586

Condensed Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income	$ 3,752	$ (5,000)	$ (1,140)	$ (2,271)	$ (1,859)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	118	52	86	82	223
Amortization of deferred financing and waiver fees				362	1,295
(Reduction of) provision for sales returns and doubtful accounts	(98)	(260)	(270)	(273)	499
Stock-based compensation	1,777	1,377	1,821	1,110	928
Deferred tax benefit			(9,056)
Amortization of common stock issued for services		61	65	233	95
Amortization of discount on notes payable					25
Gain on settlement				(38)
Change in the fair value of warrant liability	(2,548)	9,620	15,987	6,533
Changes in operating assets and liabilities:
Accounts receivable	(645)	(468)	(377)	(647)	(1,759)
Inventory	(214)	508	274	195	(559)
Prepaid expenses and other current assets	(80)	72	(110)	5	399
Advance payments			(110)	(483)	659
Deferred revenue	29	(84)	(212)	74	(15)
Accounts payable, accrued compensation, other accrued expenses, advance payments, and other current liabilities	(482)	730	1,998	285	429
Other current liabilities			(662)	93	(222)
Net cash provided by operating activities	1,609	6,608	8,294	5,260	138
Cash flows from investing activities:
Purchase of equipment	(1,350)	(2,261)	(2,348)	(718)	(308)
Purchase of investments - held to maturity	(2,645)	(3,500)	(4,500)	(3)	(3)
Net cash used in investing activities	(3,995)	(5,761)	(6,848)	(721)	(311)
Cash flows from financing activities:
Proceeds from sale of preferred stock, net of issuance costs					3,933
Proceeds from sale of common stock, net of issuance costs					1,580
Proceeds from exercise of stock options and warrants			1,055	5
Borrowings from line of credit					1,934
Payments related to deferred financing costs					(117)
Payments of debt and capitalized lease obligations				(1,653)	(5,466)
Proceeds from exercise of stock options	526	322
Proceeds from exercise of stock warrants	562	250
Net cash provided by (used in) financing activities	1,088	572	1,055	(1,648)	1,864
Net increase (decrease) in cash and cash equivalents	(1,298)	1,419	2,501	2,891	1,691
Cash and cash equivalents, beginning of period	7,796	5,295	5,295	2,404	713
Cash and cash equivalents, end of period	6,498	6,714	7,796	5,295	2,404
Cash paid for interest	42	76	91	107	702
Cash paid for taxes	15	125	164	138	44
Issuance of shares of common stock for cashless exercise of warrants
Issuance of common stock for services charged to prepaid expenses				304	202
Conversion of debt to common stock					251
Conversion of debt to convertible preferred stock - series B					1,706
Issuance of 485,000 shares of common stock for deferred financing costs in 2008					340
Issuance of 1,120,000 shares of common stock underlying warrants for deferred financing costs in 2008.					715
Conversion of 20 and 60 shares of Series B Convertible Preferred Stock for 26,666 and 80,000 shares of common stock in 2011 and 2010, respectively.
Issuance of 49,685 shares of common stock for cashless exercise of 60,000 stock options in 2011.

Condensed Consolidated Statements Of Cash Flows (Parenthetical)	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Condensed Consolidated Statements Of Cash Flows [Abstract]
Issuance of shares, common stock, warrants	476,663	2,601,591	3,518,110	726,910
Cashless exercise of warrants	581,895	3,778,811	5,100,000	2,900,000
Conversion of shares of Series B Convertible Preferred Stock	20	60
Series B Convertible Preferred Stock into shares of common stock	26,666	80,000
Issuance of shares, common stock, options	49,685
Cashless exercise of stock option	60,000
Issuance of common stock for deferred financing costs					485,000
Issuance of common stock underlying warrants for deferred financing costs					1,120,000

Description Of The Business And Summary Of Significant Accounting Policies	9 Months Ended
Sep. 30, 2011
Description Of The Business And Summary Of Significant Accounting Policies [Abstract]
Description Of The Business And Summary Of Significant Accounting Policies

Note 1:  Description of the Business and Summary of Significant Accounting Policies

The Business

eMagin Corporation (the "Company") designs, develops, manufactures, and markets OLED (organic light emitting diode) on silicon microdisplays and virtual imaging products which utilize OLED microdisplays. The Company's products are sold mainly in North America, Asia, and Europe.

Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements of eMagin Corporation and its subsidiary reflect all adjustments, including normal recurring accruals, necessary for a fair presentation.  Certain information and footnote disclosure normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to instructions, rules and regulations prescribed by the Securities and Exchange Commission.  The Company believes that the disclosures provided herein are adequate to make the information presented not misleading when these unaudited condensed consolidated financial statements are read in conjunction with the audited consolidated financial statements contained in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2010.  The results of operations for the period ended September 30, 2011 are not necessarily indicative of the results to be expected for the full year.

Use of Estimates

In accordance with accounting principles generally accepted in the United States of America, management utilizes certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments related to, among others, allowance for doubtful accounts, warranty reserves, inventory reserves, stock-based compensation expense, deferred tax asset valuation allowances, litigation, fair value of financial instruments and other loss contingencies. Management bases its estimates and judgments on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

Revenue and Cost Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, selling price is fixed or determinable and collection is reasonably assured.   Product revenue is generally recognized when products are shipped to customers.  The Company defers revenue recognition on products sold directly to the consumer with a maximum thirty day right of return.  Revenue is recognized upon the expiration of the right of return.

The Company also earns revenues from certain research and development ("R&D") activities (contract revenues) under both firm fixed-price contracts and cost-type contracts.  Revenues relating to firm fixed-price contracts and cost-type contracts are generally recognized on the percentage-of-completion method of accounting as costs are incurred (cost-to-cost basis).  Contract costs include all direct material and labor costs and an allocation of allowable indirect costs as defined by each contract, as periodically adjusted to reflect revised agreed upon rates. These rates are subject to audit by the other party.

Product warranty

The Company offers a one-year product replacement warranty. In general, the standard policy is to repair or replace defective products. The Company accrues for estimated returns of defective products at the time revenue is recognized based on historical activity as well as for specific known product issues. The determination of these accruals requires the Company to make estimates of the frequency and extent of warranty activity and estimate future costs to replace the products under warranty. If the actual warranty activity and/or repair and replacement costs differ significantly from these estimates, adjustments to cost of revenue may be required in future periods.

Research and Development Costs

Research and development costs are expensed as incurred.

Cash and cash equivalents

All highly liquid instruments with an original maturity of three months or less at the date of purchase are considered to be cash equivalents.

Investments

Investments are certificates of deposit in financial institutions carried at cost on the accompanying balance sheet.

Concentration of credit risk

eMagin's products are sold mainly throughout North America, Asia, and Europe.  Sales to the Company's recurring customers are generally made on open account while sales to occasional customers are typically made on a prepaid basis.  eMagin performs periodic credit evaluations on its recurring customers and generally does not require collateral.  An allowance for doubtful accounts is maintained for credit losses.

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents and short-term and long-term investments.  The Company's cash and cash equivalents are deposited with financial institutions which, at times, may exceed federally insured limits.  The Company has Certificates of Deposits ("CDs"), classified as short and long-term investments, which are federally insured. To date, the Company has not experienced any loss associated with this risk.

Warrant liability

eMagin accounts for its warrants that contain anti-dilution provisions for the holder as a liability.   The fair value of the warrant liability is estimated each period using the Monte Carlo Simulation approach using the following assumptions:  risk-free interest rate, expected volatility, expected life, and expected dividend yield.  The changes in the fair value of the warrant liability from period to period are recorded in other income and expense on the condensed consolidated statements of operations.

Nature Of Business	12 Months Ended
Dec. 31, 2010
Nature Of Business [Abstract]
Nature Of Business

Note 1 - NATURE OF BUSINESS

eMagin Corporation and its wholly owned subsidiary (the "Company") designs,  develops, manufactures, and markets OLED on silicon microdisplays and virtual imaging products which utilize OLED microdisplays. The Company's products are sold mainly in North America, Asia, and Europe.

Recently Issued Accounting Standards	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Recently Issued Accounting Standards [Abstract]
Recently Issued Accounting Standards

Note 2:  Recently Issued Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board ("FASB") issued an accounting standard update relating to the presentation of other comprehensive income. The accounting update eliminates the option to present components of other comprehensive income as part of the statement of stockholders' equity. Instead, companies must report comprehensive income in either a single continuous statement of comprehensive income (which would contain the current income statement presentation followed by the components of other comprehensive income and a total amount for comprehensive income), or in two separate but consecutive statements. This guidance is effective for the Company's fiscal year beginning January 1, 2012. The Company does not expect the guidance to impact its consolidated financial statements.

In May 2011, the FASB issued an accounting standard update related to fair value measurements and disclosures to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with United States GAAP and International Financial Reporting Standards. This guidance includes amendments that clarify the intent about the application of existing fair value measurement requirements, while other amendments change a principle or requirement for measuring fair value or for disclosing information about fair value measurements. Specifically, the guidance requires additional disclosures for fair value measurements that are based on significant unobservable inputs. The updated guidance is to be applied prospectively and is effective for the Company's interim and annual periods beginning January 1, 2012. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

Note 3- RECENTLY ISSUED ACCOUNTING STANDARDS

In April 2010, the FASB amended the authoritative guidance on the milestone method of revenue recognition.  The amendment defines a milestone and determines when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions.  Consideration that is contingent on achievement of a milestone in its entirety may be recognized as revenue in the period in which the milestone is achieved only if the milestone is judged to meet certain criteria to be considered substantive. This new guidance permits prospective adoption for milestones achieved in fiscal years and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted.  As the Company plans to implement the guidance prospectively, the effect of this guidance will be limited to future transactions. The Company does not expect adoption of this standard to have a material impact on its financial position or results of operations as it has no material research and development arrangements which are accounted for under the milestone method.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies

Note 2 - SIGNIFICANT ACCOUNTING POLICIES

In this Amended 10-K, the Company restated its previously issued consolidated financial statements as of and for the year ended December 31, 2010 to correct errors in the accounting for certain warrants as discussed in Note 17, "Restatement".

Principles of consolidation

The accompanying consolidated financial statements include the accounts of eMagin Corporation and its wholly owned subsidiary.  All intercompany transactions have been eliminated in consolidation.

Use of estimates

In accordance with accounting principles generally accepted in the United States of America, management utilizes certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments related to, among others, allowance for doubtful accounts, warranty reserves, inventory reserves, stock-based compensation expense, deferred tax asset valuation allowances, litigation and other loss contingencies. Management bases its estimates and judgments on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

Revenue and cost recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, selling price is fixed or determinable and collection is reasonably assured.   Product revenue is generally recognized when products are shipped to customers. The Company defers revenue recognition on products sold directly to the consumer with a maximum thirty day right of return.  Revenue is recognized upon the expiration of the right of return.

The Company also earns revenues from certain R&D activities (contract revenues) under both firm fixed-price contracts and cost-type contracts.  Revenues relating to firm fixed-price contracts and cost-type contracts are generally recognized on the percentage-of-completion method of accounting as costs are incurred (cost-to-cost basis).  Contract costs include all direct material and labor costs and an allocation of allowable indirect costs as defined by each contract, as periodically adjusted to reflect revised agreed upon rates. These rates are subject to audit by the other party.

Product warranty

The Company offers a one-year product replacement warranty. In general, the standard policy is to repair or replace the defective products. The Company accrues for estimated returns of defective products at the time revenue is recognized based on historical activity as well as for specific known product issues. The determination of these accruals requires the Company to make estimates of the frequency and extent of warranty activity and estimate future costs to replace the products under warranty. If the actual warranty activity and/or repair and replacement costs differ significantly from these estimates, adjustments to cost of revenue may be required in future periods.

Research and development expenses

Research and development costs are expensed as incurred.

Cash and cash equivalents

All highly liquid instruments with an original maturity of three months or less at the date of purchase are considered to be cash equivalents.

Investments-held to maturity

Securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at cost on the accompanying balance sheet.

Accounts receivable

The majority of the Company's commercial accounts receivable are due from Original Equipment Manufacturers ("OEM's"). Credit is extended based on an evaluation of a customer's financial condition and, generally, collateral is not required. Accounts receivable are payable in U.S. dollars, are due within 30-90 days and are stated at amounts due from customers net of an allowance for doubtful accounts. Any account outstanding longer than the contractual payment terms is considered past due.

Allowance for doubtful accounts

The allowance for doubtful accounts reflects an estimate of probable losses inherent in the accounts receivable balance. The allowance is determined based on a variety of factors, including the length of time receivables are past due, historical experience, the customer's current ability to pay its obligation, and the condition of the general economy and the industry as a whole.  The Company will record a specific reserve for individual accounts when the Company becomes aware of a customer's inability to meet its financial obligations, deterioration in the customer's operating results or financial position, or deterioration in the customer's credit history. If circumstances related to customers change, the Company would further adjust estimates of the recoverability of receivables.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined using the first-in first-out method. Cost includes materials, labor, and manufacturing overhead related to the purchase and production of inventories. The Company regularly reviews inventory quantities on hand, future purchase commitments with the Company's suppliers, and the estimated utility of the inventory. If the Company review indicates a reduction in utility below carrying value, the inventory is reduced to a new cost basis.

Equipment, furniture and leasehold improvements

Equipment, furniture and leasehold improvements are stated at cost. Depreciation on equipment is calculated using the straight-line method of depreciation over its estimated useful life. Amortization of leasehold improvements is calculated by using the straight-line method over the shorter of their estimated useful lives or lease terms. Expenditures for maintenance and repairs are charged to expense as incurred.

The Company performs impairment tests on its long-lived assets when circumstances indicate that their carrying amounts may not be recoverable. If required, recoverability is tested by comparing the estimated future undiscounted cash flows of the asset or asset group to its carrying value. Impairment losses, if any, are recognized based on the excess of the assets' carrying amounts over their estimated fair values.

Intangible assets

The Company's intangible assets consist of patents that are amortized over their estimated useful lives of fifteen years using the straight line method.  Total intangible amortization expense was approximately $4 thousand for each of the years ended December 31, 2010, 2009 and 2008, respectively.  The accumulated amortization as of December 31, 2010 was $26 thousand.

Advertising

Costs related to advertising and promotion of products is charged to sales and marketing expense as incurred.  Advertising expense was $4 thousand for the year ended December 31, 2010 and $0 for each of the years ended December 31, 2009 and 2008.

Income taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.  The effect on deferred tax assets and liabilities of changes in tax rates will be recognized as income or expense in the period that the change occurs.  A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  Changes in circumstances, assumptions and clarification of uncertain tax regimes may require changes to any valuation allowances associated with the Company's deferred tax assets.

Due to the Company's operating loss carryforwards, all tax years remain open to examination by the major taxing jurisdictions to which the Company is subject. In the event that the Company is assessed interest or penalties at some point in the future, it will be classified in the financial statements as tax expense.

Net loss per common share

Basic loss per share ("Basic EPS") is computed by dividing net loss by the weighted average number of common shares outstanding during the reporting period.  Diluted loss per share ("Diluted EPS") is computed by dividing the net loss by the weighted average number of common shares outstanding during the reporting period while also giving effect to all potentially dilutive common shares that were outstanding during the reporting period.

In accordance with ASC 260, entities that have issued securities other than common stock that participate in dividends with the common stock ("participating securities") are required to apply the two-class method to compute basic EPS.  The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock and participating security as if all such earnings had been distributed during the period.  On December 22, 2008, the Company issued Convertible Preferred Stock – Series B which participates in dividends with the Company's common stock and is therefore considered to be a participating security.   However, the participating convertible preferred stock is not required to absorb any net loss. Thus, the Company calculates EPS using the two-class method.  The Company does not intend to pay dividends on its common or preferred stock.

The Company uses the more dilutive method of calculating the diluted earnings per share, either the two class method or "if-converted" method.  Under the "if-converted" method, the convertible preferred stock is assumed to have been converted into common shares at the beginning of the period.

The following table presents a reconciliation of the numerator and denominator of the basic and diluted EPS calculations (in thousands, except share data):

		For the Years Ended
	2010	2009	2008
Basic and Diluted earnings per share:
Numerator:
Loss allocated to common shares	$(1,140)	$(2,271)	$(1,859)
Loss allocated to participating securities	—	—	—
Net loss	$(1,140)	$(2,271)	$(1,859)
Denominator:
Weighted average shares outstanding for basic and diluted earnings per share	19,239,933	16,343,650	14,175,220

The years ended December 31, 2010, 2009, and 2008 do not include options, warrants, convertible notes, redeemable stock, and participating convertible preferred stock to purchase common equivalent shares of 13,381,742, 19,737,395,  and 22,069,412, respectively, as their effect would be antidilutive.

Comprehensive loss

Companies are required to report as comprehensive income all changes in equity during a period, except those resulting from investments by owners and distributions to owners, for the period in which they are recognized. Comprehensive income (loss) is the total of net income (loss) and other comprehensive income (loss) items, such as unrealized gains or losses on foreign currency translation adjustments. Comprehensive income (loss) must be reported on the face of the annual financial statements. The Company's operations did not give rise to any material items includable in comprehensive loss, which were not already in net loss for the years ended December 31, 2010, 2009 and 2008. Accordingly, the Company's comprehensive loss is the same as its net loss for the periods presented.

Stock-based compensation

The Company uses the fair value method of accounting for share-based compensation arrangements. The fair values of stock options are estimated at the date of grant using the Black-Scholes option valuation model. Stock-based compensation expense is reduced for estimated forfeitures and is amortized over the vesting period using the straight-line method.  Compensation cost recognized for the years ended December 31, 2010, 2009 and 2008 includes a) compensation cost for all share-based compensation granted prior to, but not vested as of January 1, 2006, based on the estimated grant-date fair value estimated and b) compensation cost for all share-based compensation granted beginning January 1, 2006, based on the estimated grant-date fair value.  The compensation cost was recognized using the straight-line attribution method.

Fair value of financial instruments

eMagin's financial instruments consist principally of cash and cash equivalents, short and long-term investments – held to maturity, accounts receivable, and accounts payable.  Authoritative accounting guidance defines fair value, establishes a framework for measuring fair value and establishes a fair value hierarchy which prioritizes the inputs to valuation techniques. The fair value of financial instruments is the amount that would be received in an asset sale or paid to transfer a liability in an orderly transaction between unaffiliated market participants. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1 – valued based on quoted prices at the measurement date for identical assets or liabilities trading in active markets.

Level 2 – quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability.

Level 3 – valuations derived from valuation techniques in which one or more significant inputs are not readily observable.

Recurring Fair Value Estimates

As of December 31, 2010, the certificates of deposit comprising of short-term and long-term investments – held to maturity of $4.6 million are classified as Level 1.

The Company's recurring fair value measurements of the warrant liability at December 31, 2010 were as follows (in thousands):

		Fair Value Measurement Using
	Fair Value as of December 31, 2010	Level 1	Level 2	Level 3

Warrant liability, current	$7,694	$—	$—	$7,694
Warrant liability, long-term	5,158	—	—	5,158
Total Warrant liability	$12,852	$—	$—	$12,852

Note:  Classification is based on warrant expiration date.

 Recurring Level 3 Activity, Reconciliation and Basis for Valuation

The table below provides a reconciliation of the beginning and ending balances for the liabilities measured at fair value using significant unobservable inputs (Level 3) (in thousands).

Balance as of January 1, 2010	$6,878
Change in fair value of warrants	16,345
Fair value of warrants exercised	(10,013)
Fair value of warrants expired	(358)
Balance as of December 31, 2010	$12,852

For the year ended December 31, 2010, the change in the fair value of the warrant liability of $16.0 million, net of $358,000 due to the expiration of certain warrants, was recorded as other expense in the accompanying consolidated statements of operations.

The Company estimates the fair value of the warrant liability utilizing the Monte Carlo Simulation method.   The use of this method assumes multiple probabilities. The following additional assumptions were used in the Monte Carlo Simulation model to determine the fair value of the warrant liability:

	December 31, 2010	December 31, 2009
Risk-free interest rate	0.19% - 1.02%	0.06% - 2.69%
Expected volatility	71.9% - 79.2%	62.8% - 90.6%
Expected life ( in years)	0.50 – 3.0	0.25 – 4.0
Expected dividend yield	0%	0%

Concentration of credit risk

The majority of eMagin's products are sold throughout North America, Asia, and Europe.  Sales to the Company's recurring customers are generally made on open account while sales to occasional customers are typically made on a prepaid basis.  eMagin performs periodic credit evaluations on its recurring customers and generally does not require collateral.  An allowance for doubtful accounts is maintained for credit losses.

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents and short-term and long-term investments.  The Company's cash and cash equivalents are deposited with financial institutions which, at times, may exceed federally insured limits.  The short and long-term investments – held to maturity are federally insured. To date, the Company has not experienced any loss associated with this risk.

Fair Value Measurement	9 Months Ended
Sep. 30, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement

Note 3:  Fair Value Measurement

Authoritative accounting guidance defines fair value, establishes a framework for measuring fair value and establishes a fair value hierarchy which prioritizes the inputs to valuation techniques. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between participants at the measurement date. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1 – valued based on quoted prices at the measurement date for identical assets or liabilities trading in active markets.

Level 2 – quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability.

Level 3 – valuations derived from valuation techniques in which one or more significant inputs are not readily observable.

Warrant Liability

As of September 30, 2011, the Company and Stillwater Holdings LLC ("the Holder") signed an agreement to amend the warrant issued to the Holder on December 22, 2008 to purchase 1,875,467 shares of the Company's common stock.  There are 1,000,000 shares remaining as the Holder exercised 875,467 shares in April 2010.  The Amendment changes the expiration date from December 22, 2013 to June 22, 2014 and deletes Section 9(c), Dilution Issuances, removing the anti-dilution feature.  The warrant was reclassified from a warrant liability to equity as of September 30, 2011.

The table below provides a reconciliation of the beginning and ending balances for the warrant liability measured at fair value using significant unobservable inputs (Level 3) (in thousands).

Balance as of January 1, 2011	$12,852
Change in fair value of warrants	(2,548)
Fair value of warrants exercised	(8,490)
Fair value of warrant modified	(1,814)
Balance as of September 30, 2011	$—

For the three and nine months ended September 30, 2011, the change in fair value of the warrant liability of $3.0 million and $2.5 million, respectively, was recorded as other income in the accompanying unaudited condensed consolidated statements of operations.

The Company estimated the fair value of the warrant liability utilizing the Monte Carlo Simulation method.   The following assumptions were used in the Monte Carlo Simulation model to determine the fair value of the warrant liability:

	September 30, 2011 (at modification)	December 31, 2010
Risk-free interest rate	0.42%	0.19% - 1.02%
Expected volatility	81.0%	71.9% - 79.2%
Expected life ( in years)	2.75	0.50 – 3.0
Expected dividend yield	0%	0%

Receivables	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Receivables [Abstract]
Receivables

Note 4:  Receivables

The majority of the Company's commercial accounts receivable are due from Original Equipment Manufacturers ("OEM's"). Credit is extended based on an evaluation of a customer's financial condition and, generally, collateral is not required. Accounts receivable are payable in U.S. dollars, are due within 30-90 days and are stated at amounts due from customers, net of an allowance for doubtful accounts. Any account outstanding longer than the contractual payment terms is considered past due.

The allowance for doubtful accounts reflects an estimate of probable losses inherent in the accounts receivable balance.  The Company determines the allowance for doubtful accounts by considering a number of factors, including the length of time the trade accounts receivable are past due, historical experience, the customer's current ability to pay its obligations, and the condition of the general economy and the industry as a whole.   The Company will record a specific reserve for individual accounts when the Company becomes aware of a customer's inability to meet its financial obligations, deterioration in the customer's operating results or financial position, or deterioration in the customer's credit history. If circumstances related to customers change, the Company would further adjust estimates of the recoverability of receivables.   Account balances are charged off against the allowance after all reasonable means of collection have been exhausted and the potential for recovery is considered remote.

Receivables consisted of the following (in thousands):

	September 30, 2011 (unaudited)	December 31, 2010
Accounts receivable	$6,169	$5,524
Less allowance for doubtful accounts	(276)	(374)
Net receivables	$5,893	$5,150

Note 4- RECEIVABLES

Receivables consisted of the following (in thousands):

	December 31,
	2010	2009
Trade receivables	$5,524	$5,147
Less allowance for doubtful accounts	(374)	(584)
Net receivables	$5,150	$4,563

Net Income (Loss) Per Common Share	9 Months Ended
Sep. 30, 2011
Net Income (Loss) Per Common Share [Abstract]
Net Income (Loss) Per Common Share

Note 5:  Net Income (Loss) per Common Share

Basic income (loss) per share ("Basic EPS") is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the reporting period.  Diluted income (loss) per share ("Diluted EPS") is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the reporting period while also giving effect to all potentially dilutive common shares that were outstanding during the reporting period.

 Entities that have issued securities other than common stock that participate in dividends with the common stock ("participating securities") are required to apply the two-class method to compute EPS.  The two-class method is an earnings allocation method under which basic and diluted EPS is calculated for each class of common stock and participating security as if all such earnings had been distributed during the period.  On December 22, 2008, the Company issued Preferred Stock – Series B which participates in dividends with the Company's common stock and is therefore considered to be a participating security.   Thus, the Company calculates basic and diluted EPS using the two-class method.  The Company does not intend to pay dividends on its common or preferred stock.

The following table sets forth the computation of basic and diluted earnings per share (in thousands, except share and per share data):

	Three Months Ended September 30, 2011 (unaudited)			Three Months Ended September 30, 2010 (unaudited)
	Income	Average Shares	Per Share Amount	Income	Average Shares	Per Share Amount
Basic EPS
Net income	$4,119			$3,551
Income allocated to participating securities	$1,015			$979
Income allocated to common shares	$3,104	23,084,229	$0.13	$2,572	19,883,029	$0.13
Diluted EPS
Less: Change in fair value of warrant liability allocated to common shares	2,268			524
Diluted potential common shares		2,238,691			4,361,448
Income allocated to common shares	$836	25,322,920	$0.03	$2,048	24,244,477	$0.08

	Nine Months Ended September 30, 2011 (unaudited)			Nine Months Ended September 30, 2010 (unaudited)
	Income	Average Shares	Per Share Amount	Income	Average Shares	Per Share Amount
Basic EPS
Net income (loss)	$3,752			$(5,000)
Income (loss) allocated to participating securities	$954			$—
Income (loss) allocated to common shares	$2,798	22,153,525	$0.13	$(5,000)	18,781,185	$(0.27)
Diluted EPS
Less: Change in fair value of warrant liability allocated to common shares	$2,247			—
Diluted potential common shares		3,488,580			—
Income (loss) allocated to common shares	$551	25,642,105	$0.02	$(5,000)	18,781,185	$(0.27)

For the three and nine months ended September 30, 2011, there were stock options outstanding to acquire 1,545,086 and 1,463,086 shares of the Company's common stock which were excluded from the computation of its diluted earnings per share as their effect would be antidilutive.

For the three months ended September 30, 2010, the Company has excluded stock options and warrants to acquire 1,271,817 shares of the Company's common stock since their effect would be anti-dilutive.   For the nine months ended September 30, 2010, the Company has excluded options, warrants and convertible preferred stock to acquire 16,020,727 of its common stock since their effect would be anti-dilutive.

Inventory	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Inventory [Abstract]
Inventory

Note 6:  Inventory

Inventory is stated at the lower of cost or market. Cost is determined using the first-in first-out method.  Cost includes materials, labor, and manufacturing overhead related to the purchase and production of inventories. The Company regularly reviews inventory quantities on hand, future purchase commitments with the Company's suppliers, and the estimated utility of the inventory. If the Company review indicates a reduction in utility below carrying value, the inventory is reduced to a new cost basis.

The components of inventories are as follows (in thousands):

	September 30, 2011 (unaudited)	December 31, 2010
Raw materials	$1,350	$748
Work in process	410	681
Finished goods	359	476
Total inventory	$2,119	$1,905

Note 5 - INVENTORY

The components of inventory were as follows (in thousands):

	December 31,
	2010	2009
Raw materials	$748	$806
Work in process	681	709
Finished goods	476	664
Total inventory	$1,905	$2,179

Equipment, Furniture And Leasehold Improvements	12 Months Ended
Dec. 31, 2010
Equipment, Furniture And Leasehold Improvements [Abstract]
Equipment, Furniture And Leasehold Improvements

Note 7 – EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS

Equipment, furniture and leasehold improvements consist of the following (in thousands):

	December 31,
	2010	2009
Computer hardware and software	$1,063	$1,046
Lab and factory equipment	6,651	4,323
Furniture, fixtures, and office equipment	309	306
Assets under capital leases	66	66
Leasehold improvements	473	473
Total equipment, furniture and leasehold improvements	8,562	6,214
Less: accumulated depreciation	(5,275)	(5,193)
Equipment, furniture and leasehold improvements, net	$3,287	$1,021

Depreciation expense was $82 thousand, $78 thousand, and $219 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.  Assets under capital leases are fully amortized.

Prepaid Expenses And Other Current Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Prepaid Expenses And Other Current Assets [Abstract]
Prepaid Expenses And Other Current Assets

Note 7:  Prepaid Expenses and Other Current Assets:

Prepaid expenses and other current assets consist of the following (in thousands):

	September 30, 2011 (unaudited)	December 31, 2010
Vendor prepayments	$81	$83
Other prepaid expenses *	776	694
Total prepaid expenses and other current assets	$857	$777

*No individual amounts greater than 5% of current assets.

Note 6 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following (in thousands):

	December 31,
	2010	2009
Vendor prepayments	$83	$266
Other prepaid expenses*	694	421
Total prepaid expenses and other current assets	$777	$687

*No individual amounts greater than 5% of current assets.

Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt [Abstract]
Debt

Note 8:  Debt

Effective September 1, 2011, the Company renewed its line of credit of $3 million with Access.  The terms of the line of credit were amended as follows:  the minimum monthly interest payment has decreased from $5,000 to $1,000; the interest rate has increased from Prime plus 4% but not less than 7.25% to Prime plus 5% but not less than 8.25%; the collateral management fee has decreased from .4% to 0%; the early termination fee has decreased from $18,000 to $6,000; and the borrowing minimum monthly fee has decreased from $6,000 to $2,000.  The term of the agreement is for one year and automatically renews for successive one year terms unless either party provides written notice of its intent to not renew. The renewal date is September 1, 2012.

The Company paid $30,000 in loan fees to Access which were charged to prepaid expense and will be amortized over the life of the Agreement.  As of September 30, 2011, $2,500 has been amortized to interest expense.  The Company's obligations under the agreement are secured by its assets.    For the three and nine months ended September 30, 2011, the Company had not borrowed on its line of credit.

Note 8 – DEBT

For the years ended December 31, 2010, 2009 and 2008, interest expense includes interest paid or accrued, of approximately $87 thousand, $76 thousand and $667 thousand, respectively, on outstanding debt. For the years ended December 31, 2009 and 2008, approximately $0.4 million and $1.3 million, respectively, of deferred debt issuance costs and waiver fees were amortized to interest expense.

Line of Credit

2010

At December 31, 2010, the Company had available a credit facility with Access Business Finance, LLC ("Access") under which the Company may borrow up to a maximum of $3 million based on a borrowing base equivalent of 75% of eligible accounts receivable.  The terms of the credit facility are unchanged from 2009.  The renewal date is September 1, 2011.  The Company paid $30,000 in loan fees to Access which were charged to prepaid expense and will be amortized over the life of the Agreement.  As of December 31, 2010, the Company had not borrowed on its line of credit.

2009

At December 31, 2009, the Company had available a credit facility with Access under which the Company may borrow up to a maximum of $3 million based on a borrowing base equivalent of 75% of eligible accounts receivable.  The interest on the line of credit is equal to the Prime Rate plus 4.00% but may not be less than 7.25% with a minimum monthly interest payment of $5,000.  The term of the agreement with Access is for one year and automatically renews for successive one year terms unless, at least 60 days prior to the end of the current term, the Company gives Access prior written notice of its intent not to renew or if Access, at least ten days prior to the end of the current term, gives the Company written notice of its intent not to renew. The renewal date is September 1, 2010.  The Company's obligations under the agreement are secured by its assets.   The Company paid $25,000 in loan fees to Access which were charged to prepaid expense and will be amortized over the life of the Agreement.  As of December 31, 2009, the Company had not borrowed on its line of credit.

Prior to Access, the Company had a line of credit with Moriah Capital, L. P. ("Moriah") which matured on August 7, 2009 and was not renewed.

2008

On August 7, 2007, the Company entered into a loan agreement with Moriah Capital, L.P. ("Moriah") and established a revolving line of credit (the "Loan") of $2.5 million.  The Company was permitted to borrow an amount not to exceed 90% of its domestic eligible accounts receivable and 50% of its eligible inventory capped at $600 thousand.  As part of the transaction, the Company issued 162,500 shares of unregistered common stock valued at $195 thousand and paid a servicing fee of $82.5 thousand to Moriah which were amortized to interest expense over the life of the agreement. In conjunction with entering into this loan and issuing unregistered common stock, the Company granted Moriah registration rights.  In addition, the Company granted Moriah a put option pursuant to which Moriah can sell to the Company the 162,500 shares of its common stock for $195,000, or prorated for any portion thereof for one year from the issue date ("the 2007 Put Option").  The Loan was convertible into shares of the Company's common stock pursuant to the terms of the Loan Conversion Agreement.  The Loan was to mature on August 7, 2008, however Moriah extended the maturity date to August 20, 2008 when the loan agreement was further amended as explained below.

On January 30, 2008, the Company amended and restated its Loan agreement ("Amended Loan Agreement") with Moriah.  The Amended Loan Agreement's borrowing base calculation was modified to include 70% of eligible foreign accounts receivable.  The Amended Loan Agreement eliminated the optional conversion of principal up to $2.0 million into common stock.  In connection with the Amended Loan Agreement, the Company entered into a Warrant Issuance Agreement and issued a Warrant to purchase 750,000 shares of its common stock at a price of $1.50 per share with an expiration date of January 29, 2013.

The Amended Loan Agreement has specific terms to which the Company must comply including (a) maintaining a lockbox account into which payments from related accounts receivable must be deposited, (b) periodic certifications as to borrowing base amounts equaling or exceeding net balances outstanding under the Line of Credit, and (c) a requirement that a registration statement with respect to shares held or to be issued to the lender be filed within thirty days of January 30, 2008.  A delay in establishing the required lockbox account created a technical default under the Line of Credit agreement.  Similarly, the production and subsequent discovery of defective displays resulted in an inadvertent overstatement of inventory during December 2007, January 2008 and early February 2008 that created a technical default under the agreement.  Finally, the Company was not able to complete the registration of shares within the thirty day timeframe mandated in the amended agreement.  On March 25, 2008 the Company received a waiver from the lender (a) waiving compliance with the lockbox account requirement through March 14, 2008, (b) waiving compliance with the borrowing base requirement in so far as it related exclusively to the defective displays inadvertently included in inventory, and (c) extending the period for filing a registration statement for certain shares held or to be issued to the lender until April 29, 2008.  The Company established a lockbox account by March 14, 2008 and filed a registration statement with the SEC on April 29, 2008.

Effective March 25, 2008, the Company amended the Warrant Issuance Agreement ("Amended Warrant Agreement") with Moriah. In connection with such amendment, the Company issued a waiver fee in the form of a Warrant to purchase an additional 250,000 shares of its common stock at a price of $1.50 expiring March 25, 2013.

The Company determined the fair value of the 1,000,000 warrants to be $729 thousand of which $168 thousand was expensed immediately and $561 thousand was amortized to interest expense over the life of the loan.  The following assumptions were used to determine the fair value of the warrants:  dividend yield of 0%; risk free interest rates of 2.61 % and 2.96%; expected volatility of 90.9% and 92.3%; and expected contractual term of 5 years.

The Company and Moriah entered into Amendment No. 3 to the Loan and Security Agreement dated August 20, 2008 (the "Amendment No. 3").  Pursuant to Amendment No. 3, the Company issued Moriah an Amended and Restated Revolving Loan Note (the "Amended Note") and the maturity date was extended to August 7, 2009. The Company paid Moriah $85 thousand in servicing fees which were amortized to interest expense over the life of the agreement.

Pursuant to Amendment No. 3, the following changes were made to the Loan:  the maximum amount the Company can borrow was increased to $3 million; the borrowing base calculation was modified to increase eligible foreign accounts receivable to 80% and increased the eligible inventory to the lesser of 70% or $800 thousand; and financial covenants were added.

The Company issued Moriah a warrant, which expires on August 7, 2013, to purchase up to 370,000 shares of the Company's common stock at an exercise price of $1.30 per share.  The Company determined the fair value of the warrants to be approximately $154 thousand which was recorded as a deferred debt issuance cost. The following assumptions were used to determine the fair value of the warrants:  dividend yield of 0%; risk free interest rates of 3.16%; expected volatility of 87.7%; and expected contractual term of 5 years.  The deferred debt issuance costs were amortized to interest expense over the life of the loan.

Pursuant to Amendment No. 3, the Company and Moriah, also, entered into an Amended and Restated Securities Issuance Agreement.  The Company issued 485,000 shares of unregistered common stock valued at approximately $340 thousand which was recorded as a deferred debt issuance cost and was amortized to interest expense over the life of the agreement. In addition, the holders of the Amended 8% Notes and the investors in the Purchase Agreement (See Note 10 – Shareholders' Equity) consented to the Amended Note and received a total of 144,000 shares of unregistered common stock valued at approximately $101 thousand which was recorded as waiver fees and expensed to interest expense.

Pursuant to Amendment No. 3, the Company and Moriah entered into an Amendment to Registration Rights Agreement (the "Amended Registration Rights Agreement").   The Company agreed to use its best efforts to file a registration statement to register the 485,000 shares of the Company's common stock issued pursuant to the Amended and Restated Securities Issuance Agreement and the shares of common stock issuable upon exercise of the Warrant, provided that the Company is permitted to do so under applicable securities rules and regulations and after certain other registration statements that the Company was obligated to file on behalf of selling shareholders have been  declared effective.

8% Amended Senior Secured Convertible Notes

On July 23, 2007, the Company entered into Amended Agreements with the note holders of the Original Notes issued July 21, 2006 and March 28, 2007 and agreed to issue each holder an 8% Amended Senior Secured Convertible Note ("Amended Note") in the principal amount equal to the principal amount outstanding as of July 23, 2007 which was in total approximately $6.0 million.  The significant changes to the Amended Notes include the following:

  the due dates have been changed from July 23, 2007 and January 21, 2008 to December 21, 2008;
  the annual interest rate has been changed from 6% to 8%;
  the Amended Notes are convertible into 8,407,612 shares of the Company's common stock.  The conversion price for $5.8 million of principal is at a conversion price of $0.75, originally $2.60 and the conversion price for $250,000 of principal remains the same at $0.35;
  the Agreement adjusts the exercise price of the amended Warrants from $3.60 to $1.03 per share for 1,553,468 shares of common stock and requires the issuance of warrants for an additional 3,831,859 shares of common stock at $1.03 per share with an expiration date of July 21, 2011.   The warrants are subject to anti-dilution adjustment rights;
  50% of the Amended Notes can be converted into the Company's newly designated Series A Senior Secured Convertible Preferred Stock which is convertible into common stock at the same rate as the Amended Notes;
  the liquidated damages of 1% per month will no longer accrue and the deferred balance at July 23, 2007 is forgiven; and
  there is no minimum cash or cash equivalents balance requirement.

On December 22, 2008, the Company paid approximately $4.03 million to its 8% Amended Senior Secured Convertible Note Holders ("the Amended Note Holders") which was comprised of approximately $4.01 million of principal and approximately $0.02 million of accrued interest. The remaining Note Holders elected to convert approximately $1.95 million to equity.  See Note 10 – Shareholders' Equity for additional information.

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 11:  Income Taxes

For the three and nine months ended September 30, 2011, the Company recorded income tax expense of approximately $488 thousand and $542 thousand, respectively, based upon the projected effective income tax rate for the year.  For the three and nine months ended September 30, 2010, the Company recorded income tax expense of approximately $56 thousand and $75 thousand, respectively.

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.  The effect on deferred tax assets and liabilities of changes in tax rates will be recognized as income or expense in the period that the change occurs.  A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  Changes in circumstances, assumptions and clarification of uncertain tax regimes may require changes to any valuation allowances associated with the Company's deferred tax assets.

Due to the Company's operating loss carryforwards, all tax years remain open to examination by the major taxing jurisdictions to which the Company is subject. In the event that the Company is assessed interest or penalties at some point in the future, it will be classified in the financial statements as tax expense.

Note 9 - INCOME TAXES - Restated

Loss before income taxes consists of the following (in thousands):

	For the years ended December 31,
	2010 (Restated)	2009	2008
Domestic	$(1,140)	$(2,271)	$(1,859)
Total	$(1,140)	$(2,271)	$(1,859)

The federal income tax (benefit) provision is summarized as follows (in thousands):

	For the years ended December 31,
	2010	2009	2008
Current:
Federal	$125	$90	$-
Total current tax expense	125	90	-
Deferred:
Federal	(9,056)	-	-
Total deferred tax benefit	(9,056)	-	-
Total tax (benefit) expense	$(8,931)	$90	$-

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.

The tax effects of significant items comprising the Company's deferred taxes as of December 31 are as follows (numbers are in thousands):

	For the years ended December 31,
	2010	2009	2008
Deferred tax assets:
Federal and state net operating loss carryforwards	$37,160	$39,391	$40,964
Research and development tax credit carryforwards	1,589	1,440	1,454
Stock based compensation	1,378	1,240	879
Depreciation and amortization	223	385	466
Other provisions and expenses not currently deductible	1,019	988	851
Accrued severance	222	-	-
Total deferred tax assets	$41,591	$43,444	$44,614
Deferred tax liabilities:
Prepaid expenses	$(170)	$(197)	$-
Total deferred tax liabilities	$(170)	$(197)	$-
Less valuation allowance	$(32,365)	$(43,247)	$(44,614)
Net deferred tax asset	$9,056	$0	$0

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.  The effect on deferred tax assets and liabilities of changes in tax rates will be recognized as income or expense in the period that the change occurs.  A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  Changes in circumstances, assumptions and clarification of uncertain tax regimes may require changes to any valuation allowances associated with the Company's deferred tax assets.

Realization of the future tax benefits is dependent on the Company's ability to generate sufficient taxable income within the carryforward period. Through December 31, 2009, the Company's net deferred tax assets were fully reserved due to uncertainty of realization through future earnings.  In 2010, the Company determined that based on all available evidence, both positive and negative, and based on the weight of the available evidence, including the Company's cumulative taxable income over the past three years and expected profitability in 2011 through 2013 that certain of its deferred tax assets were more likely than not realizable through future earnings.   Accordingly, the Company reduced its valuation allowance by $9.1 million and recorded a corresponding tax benefit of $9.1 million.

As of December 31, 2010, 2009 and 2008, the Company has net deferred tax assets of approximately of $41.4, $43.2, and $44.6 million, respectively, primarily resulting from the future tax benefit of net operating loss carryforwards. The valuation allowance decreased by $10.9, $1.4, and $0.8 million during the years 2010, 2009 and 2008, respectively.

During the year ended December 31, 2010, the Company utilized approximately $6.3 million of its prior years' net operating loss carryforward.  The current tax provision of $125 thousand represents alternative minimum tax.  As of December 31, 2010, eMagin has federal and state net operating loss carryforwards of approximately $109 million and $2.2 million, respectively. The federal research and development tax credit carryforwards are approximately $1.6 million. The net operating losses and tax credit carryforwards will be available to offset future taxable income, if any, through December 2028. The utilization of net operating losses is subject to a limitation due to the change of ownership provisions under Section 382 of the Internal Revenue Code and similar state provisions. Such limitation may result in the expiration of the net operating losses before their utilization. The Company has done an analysis regarding prior year ownership changes, and it has been determined that the Section 382 limitation on the utilization of net operating losses will currently not materially affect the Company's ability to utilize its net operating losses.

The difference between the statutory federal income tax rate on the Company's pre-tax loss and the Company's effective income tax rate is summarized as follows:

	For the years ended December 31,
	2010 (Restated)	2009	2008
U.S. Federal income tax (benefit) at federal statutory rate	(34)%	(34)%	(34	) %
Change in valuation allowance	(108)%	(62)%	(43	) %
Change in effective state tax rate	—%	(3)%	75%
Change in the fair value of warrant liability	54%	102%	—%
Other, net	(1)%	1%	2%
Effective tax rate	(89)%	4%	0%

The Company did not have unrecognized tax benefits which would require an adjustment to the January 1, 2007 beginning balance of retained earnings.  The Company did not have any unrecognized tax benefits at December 31, 2010, December 31, 2009 or December 31, 2008. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2010, 2009 and 2008, the Company recognized no interest and penalties.

The Company files income tax returns in the U.S. federal jurisdiction, New York and Virginia.  Due to the Company's operating losses, all tax years remain open to examination by major taxing jurisdictions to which the Company is subject.

Shareholders' Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Shareholders' Equity [Abstract]
Shareholders' Equity

Note 10:  Shareholders' Equity

Preferred Stock - Series B Convertible Preferred Stock ("the Preferred Stock – Series B")

The Company has designated 10,000 shares of the Company's preferred stock as Series B Convertible Preferred Stock ("the Preferred -Series B") at a stated value of $1,000 per share.  The Preferred Stock – Series B is convertible into common stock at a conversion price of $0.75 per share.  The Preferred Stock – Series B does not pay interest.  The holders of the Preferred Stock – Series B are not entitled to receive dividends unless the Company's Board of Directors declare a dividend for holders of the Company's common stock and then the dividend shall be equal to the amount that such holder would have been entitled to receive if the holder converted its Preferred Stock – Series B into shares of the Company's common stock.

The Preferred Stock –Series B votes with holders of Common Stock upon the election of directors and upon any other matter submitted to a vote of shareholders, except those matters required by law to be submitted to a vote of holders of Preferred Stock of the Company or Series B Convertible Preferred Stock voting separately as a class or series, and except as provided in the Certificate of Designations of Series B Convertible Preferred Stock.  Fractional votes shall not, however, be permitted.  The holder of each share of Preferred Stock – Series B has voting rights equal to (i) the number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock – Series B at such time (determined without regard to the shares of Common Stock so issuable upon such conversion in respect of accrued and unpaid dividends on such share of Preferred Stock) when the Preferred Stock – Series B votes together with the Company's Common Stock or any other class or series of stock of the Company and (ii) one vote per share of Preferred Stock when such vote is not covered by the immediately preceding clause.  In the event of a liquidation, dissolution, or winding up of the Company, the Preferred Stock – Series B is entitled to receive liquidation preference before the Common Stock.  The Company may at its option redeem the Preferred Stock – Series B by providing the required notice to the holders of the Preferred Stock – Series B and paying an amount equal to $1,000 multiplied by the number of shares for all of such holder's shares of outstanding Preferred Stock – Series B to be redeemed.

For the nine months ended September 30, 2011, there were 20 shares of Preferred Stock - Series B that were converted into 26,666 shares of common stock.  As of September 30, 2011, there were 5,659 shares of Preferred Stock – Series B issued and outstanding.

Common Stock

The Company received approximately $12 thousand and $526 thousand for the exercise of 10,000 and 458,011 stock options in the three and nine months ended September 30, 2011, respectively.   For the three months ended September 30, 2010, the Company received approximately $201 thousand for 101,230 stock options exercised and for the nine months ended September 30, 2010, $322 thousand for 174,794 stock options exercised. For the nine months ended September 30, 2011, there were 60,000 options exercised on a cashless basis resulting in 49,685 shares of common stock issued.

There were 186,666 and 581,995 warrants exercised on a cashless basis resulting in 154,728 and 476,663 shares of common stock issued in the three and nine months ended September 30, 2011, respectively.   For the three and nine months ended September 30, 2011, the Company received proceeds of approximately $480 thousand and $562 thousand from the exercise of warrants and issued 1,000,000 and 1,072,116 shares of common stock, respectively.  For the nine months ended September 30, 2010, there were 3,778,811 warrants exercised on a cashless basis resulting in 2,601,591 shares of common stock issued.

For the three and nine months ended September 30, 2011, no shares of common stock were issued for payment for services rendered and to be rendered in the future.   For the nine months ended September 30, 2010, 15,363 shares of common stock were issued for payment of $55 thousand for services rendered and the Company recorded the fair value of the services rendered in selling, general and administrative expenses in the accompanying unaudited condensed consolidated financial statements.

On August 24, 2011, eMagin's Board of Directors approved a stock repurchase plan.  The Company has been authorized to repurchase common stock not to exceed $2.5 million in total value.  The common stock repurchased will be considered authorized but un-issued shares.  As of September 30, 2011, the Company had not repurchased any common stock.

Note 10 - SHAREHOLDERS' EQUITY

Preferred Stock

Preferred Stock – Series B Convertible Preferred Stock ("the Preferred Stock – Series B")

The Company has designated 10,000 shares of the Company's preferred stock as Preferred Stock – Series B at a stated value of $1,000 per share.  The Preferred Stock – Series B is convertible into common stock at a conversion price of $0.75 per share.  The Preferred Stock – Series B does not pay interest.  The holders of the Preferred Stock – Series B are not entitled to receive dividends unless the Company's Board of Directors declare a dividend for holders of the Company's common stock and then the dividend shall be equal to the amount that such holder would have been entitled to receive if the holder converted its Preferred Stock – Series B into shares of the Company's common stock. Each share of Preferred Stock – Series B has voting rights equal to (i) the number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock – Series B at such time (determined without regard to the shares of Common Stock so issuable upon such conversion in respect of accrued and unpaid dividends on such share of Preferred Stock) when the Preferred Stock – Series B votes together with the Company's Common Stock or any other class or series of stock of the Company and (ii) one vote per share of Preferred Stock when such vote is not covered by the immediately preceding clause.  In the event of a liquidation, dissolution, or winding up of the Company, the Preferred Stock – Series B is entitled to receive liquidation preference before the Common Stock.  The Company may at its option redeem the Preferred Stock – Series B by providing the required notice to the holders of the Preferred Stock – Series B and paying an amount equal to $1,000 multiplied by the number of shares for all of such holder's shares of outstanding Preferred Stock – Series B to be redeemed.

On December 22, 2008, the Company entered into a Securities Purchase Agreement pursuant to which the Company sold and issued an aggregate of 4,033 shares of its Preferred Stock – Series B for an aggregate price of approximately $4.03 million and warrants to purchase 1,875,467 shares of common stock at $1.03 per share. The warrants expire on December 22, 2013.  The net proceeds received after expenses were approximately $3.93 million.   The fair value of the warrants was recorded as equity and there was no impact on the consolidated financial position or the results of operations.    As of January 1, 2009, the Company adopted ASC 815 and as a result the warrants were reclassified as liabilities using a Monte Carol Simulation model to estimate the fair value of the liabilities.    At each reporting date, the change in the fair value of the liability is recorded in the Consolidated Statements of Operations.  In addition, the Company entered into an Exchange Agreement (the "Exchange Agreement") with three holders ("Holders") of its outstanding Amended Notes.  Pursuant to the Exchange Agreement, the Holders exchanged $1.7 million of their outstanding Amended Notes and unpaid interest of $6 thousand, and received 1,706 shares of the Preferred Stock – Series B.   There was no gain or loss on the extinguishment of debt.

During the year ended December 31, 2010, 60 shares of Preferred Stock - Series B were converted into 80,000 shares of common stock.  As of December 31, 2010, 5,679 shares of Preferred Stock – Series B were issued and outstanding.

Common Stock

2010

During the year ended December 31, 2010, the Company received approximately $805 thousand for options exercised and $250 thousand for 100,000 warrants exercised.  There were 5,148,811 million warrants exercised on a cashless basis resulting in 3,518,110 shares of common stock issued.

During the year ended December 31, 2010, the Company also issued 15,363 shares of common stock for payment of approximately $55 thousand for services rendered.  As such, the Company recorded the fair value of the services in selling, general and administrative expenses in the accompanying consolidated statements of operations for the year ended December 31, 2010.

2009

During the year ended December 31, 2009, the Company received approximately $5 thousand for options exercised and there were 2.9 million warrants exercised on a cashless basis resulting in 726,910 shares of common stock issued.

During the year ended December 31, 2009, the Company also issued 498,533 shares of common stock for payment of approximately $304 thousand for services rendered and to be rendered in the future.  As such, the Company recorded the fair value of the services in prepaid expenses and selling, general and administrative expenses in the accompanying consolidated statements of operations for the year ended December 31, 2009.

At December 31, 2008, the 522,500 shares underlying the 2007 and 2008 put options ("put options") granted to Moriah were presented on the balance sheet as redeemable common stock in the amount of $429 thousand which represented the amount for which the shares may be redeemed at the option of Moriah.   On August 7, 2009, the put options expired when Moriah elected not to exercise its put options.  The 522,500 shares are classified as permanent equity on the December 31, 2009 balance sheet.

2008

On December 22, 2008, an investor converted $250 thousand of the principal amount of the Amended Note and approximately $1 thousand of accrued and unpaid interest totaling $251 thousand and received 717,620 shares of Common Stock at the conversion price of $0.35.

On December 22, 2008, the Company entered into a Securities Purchase Agreement pursuant to which the Company sold and issued 5,739 shares of Preferred Stock – Series B at a stated value of $1,000 per share (see Preferred Stock above for additional information).  The Preferred Stock – Series B is convertible into Common Stock at a conversion price of $0.75.  The Company may at its option redeem the Preferred Stock – Series B by providing the required notice to the holders of the Preferred Stock – Series B and paying an amount equal to $1,000 multiplied by the number of shares for all of such holder's shares of outstanding Preferred Stock – Series B to be redeemed.  The total shares of Common Stock underlying the Preferred Stock – Series B is 7,652,000.  As mentioned above in Preferred Stock – Series B, warrants were issued to purchase 1,875,467 shares of common stock at $1.03 per share.  The warrants expire on December 22, 2013.

The Company entered into a Registration Rights Agreement to register for resale of the shares of the Company's common stock issuable upon conversion of the Preferred Stock sold in the offering and the shares of Common Stock issuable upon exercise of the warrants.  Subject to the terms of the Registration Rights Agreement, the Company is required to file a registration statement on Form S-1 with the Securities and Exchange Commission (the "SEC") within 30 days following the date that the Company is permitted to file a registration statement by (i) the rules and regulations of the SEC and (ii) the agreements set forth on Schedule B to the Registration Rights Agreement. After filing the Registration Statement, the Company is to cause such Registration Statement to be declared effective under the Securities Act of 1933 (the "Act") as promptly as possible but in no event later than 90 days after the filing date (or no later than 120 days after the filing date in the event of SEC "full review" of the Registration Statement). The Holders that exchanged their Notes pursuant to the Exchange Agreement received the same registration rights.  The Registration Statement is effective as of December 31, 2010.

As a result of the December 22, 2008 Securities Purchase Agreement, the outstanding 650,000 Series F Common Stock Purchase Warrants that were issued to participants of the Securities Purchase Agreement dated October 25, 2004, were repriced from $3.31 to $2.50 and the April 2, 2008 Common Stock Purchase Warrants were repriced from $1.28 to $1.13.  The repricing of the warrants had no effect on the consolidated financial statements.

On August 20, 2008, the Company and Moriah Capital entered into Amendment No. 3 to the Loan and Security Agreement ("Amendment No. 3") effective August 7, 2008. The Company issued Moriah a warrant, which expires on August 7, 2013, to purchase up to 370,000 shares of the Company's common stock at an exercise price of $1.30 per share.

In addition, the Company and Moriah entered into an Amended and Restated Securities Issuance agreement (the "Amended and Restated Securities Issuance Agreement") on August 20, 2008. On August 7, 2007, in connection with the Securities Issuance Agreement, (the "Original Securities Issuance Agreement"), the Company issued Moriah 162,500 shares of the Company's common stock (the "2007 Shares"). With respect to the Amended and Restated Securities Issuance Agreement, Moriah agreed to waive the Company's obligation to buy back the 2007 Shares with respect to 125,000 of such shares with a redemption amount of $150,000 and to extend the Company's obligation to buy back 37,500 of such 2007 Shares for an additional 12 month period. The Company issued Moriah 485,000 shares of its Common Stock of which 125,000 shares were issued as additional consideration for the extension of the loan and security agreement and 360,000 shares were issued in lieu of the issuance to Moriah of the Contingent Issued Shares (as described in the Original Securities Issuance Agreement). Additionally, Moriah had a put option pursuant to which Moriah could sell to the Company 162,500 shares of its common stock for $195,000, pro-rated for any portion thereof, relating to the remaining 37,500 shares subject to the 2007 Put Option and the 125,000 shares issued to extend the loan and security agreement, the Put Waiver shares.  In conjunction with the issuance of the 360,000 shares, the Company granted Moriah a put option pursuant to which such shares could be put to the Company for $234,000 (the "2008 Put Option").  On August 7, 2009, the put options expired when Moriah elected not to exercise its put options.

At December 31, 2008, the shares underlying the put options were presented as redeemable common stock and presented separately from permanent equity. At December 31, 2008, an aggregate of 522,500 shares related to the 2007 and 2008 put options were presented on the balance sheet as redeemable common stock in the amount of $429,000, representing the amount for which the shares may have been redeemed at the option of the holders at such date.  As a result of the expiration of the put options in August 2009, the 522,500 shares were classified as permanent equity on the December 31, 2009 balance sheet.

The Company and Moriah entered into an Amendment to Registration Rights Agreement (the "Amended Registration Rights Agreement") and the Company agreed to use its best efforts to file a registration statement to register the 485,000 shares of the Company's common stock issued and the shares of common stock issuable upon exercise of the Warrant.

On August 19, 2008, the Holders of the Amended Notes and the Investors in the Purchase Agreement consented to the Company's execution of the Amended Note, Amendment No. 3, Amended and Restated Securities Issuance Agreement, and the Amended Registration Rights Agreement.  In consideration for the consent, a total of 144,000 shares of common stock valued at $101,000 were issued to the Holders and Investors based on individual participation in the Amended Notes and Purchase Agreement on September 4, 2008.

As a result of the Amended and Restated Securities Issuance Agreement, the outstanding 650,000 Series F Common Stock Purchase Warrants that were issued to participants of the Securities Purchase Agreement dated October 25, 2004, were repriced from $3.45 to $3.31 and the April 2, 2008 Common Stock Purchase Warrants were repriced from $1.30 to $1.28.  The repricing of the warrants had no effect on the consolidated financial statements.

On April 2, 2008, the Company entered into a Securities Purchase Agreement ("Purchase Agreement"), pursuant to which the Company sold and issued 1,586,539 shares of common stock, par value of $0.001 per share, at a price of $1.04 per share and warrants to purchase an additional 793,273 shares of common stock for an aggregate purchase price of approximately $1.65 million.  The net proceeds received after expenses were approximately $1.58 million.  The warrants are exercisable at a price of $1.30 per share and expire on April 2, 2013.

As a result of the Purchase Agreement, the outstanding 650,000 Series F Common Stock Purchase Warrants that were issued to participants of the Securities Purchase Agreement dated October 25, 2004, were repriced from $4.09 to $3.45. The repricing of the warrants had no effect on the consolidated financial statements.

A registration rights agreement was entered into on April 2, 2008 in connection with the private placement which required the Company to file a registration statement for the resale of the common stock and the shares underlying the warrants within 45 days of the signing of the agreement.  The Company was to use its best efforts to have the registration statement declared effective within 90 days of the signing of the agreement or if a SEC review occurs, 120 days.  In addition, the Company was to use its best efforts to maintain the effectiveness of the registration statement until all common stock has been sold or may be sold without volume restrictions pursuant to Rule 144(k) of the Securities Act.

If the registration statement is not effective within the grace periods ("Event Date") or the Company cannot maintain its effectiveness ("Event Date"), the Company must pay partial liquidated damages ("damages") in cash to each investor equal to 2% of the aggregate purchase price paid by each investor under the Purchase Agreement on the Event Date and each monthly anniversary of the Event Date (or on a pro-rata basis for any portion of a month) until the registration statement is effective.  The Company is not liable for any damages with respect to the warrants or warrant shares.  The maximum damages payable to each investor is 36% of the aggregate purchase price.  If the Company fails to pay the damages to the investors within 7 days after the date payable, the Company must pay interest at a rate of 15% per annum to each investor which accrues daily from the date payable until damages are paid in full.

The Company filed the registration statement within the 45 day period however the Company was notified that the registration statement was under review by the SEC.  The amended registration statement was not filed by August 2, 2008 which was the 120th day from the signing of the purchase agreement and therefore the registration statement was not effective. As of December 31, 2010, the registration statement was not effective.

The Company accounted for the registration payment arrangement under guidance that requires the contingent obligation to make future payments be recognized and measured using a reasonable estimate.  The Company estimated $399 thousand to be the maximum potential damages that the Company may be required to pay the investors if the registration statement is not effective within three years of the signing of the agreement. The Company estimated $186 thousand to be a reasonable estimate of the potential damages that may be due to the investors as the securities are subject to the provisions of Rule 144.  As a result, the Company recorded a liability of $186 thousand in the consolidated balance sheets and the associated expense in other income (expense) in the consolidated statements of operations for the year ended December 31, 2008.

Effective March 25, 2008, the Company amended the Warrant Issuance Agreement ("Amended Warrant Agreement") with Moriah. In connection with such amendment, the Company issued a Warrant to purchase an additional 250,000 shares of its common stock at a price of $1.50 expiring March 25, 2013.

On January 30, 2008, the Company amended and restated its Loan and Security Agreement ("Amended Loan Agreement") with Moriah.   As part of the amended agreement, the Loan Conversion agreement was terminated which eliminated the optional conversion of principal up to $2.0 million into common stock at $1.50.  In connection with the Amended Loan agreement, the Company issued a Warrant to purchase 750,000 shares of its common stock at a price of $1.50 per share with an expiration date of January 29, 2013. Effective March 25, 2008, the Company amended the Warrant Issuance Agreement with Moriah. In connection with such amendment, the Company issued a Warrant to purchase an additional 250,000 shares of its common stock at a price of $1.50 expiring March 25, 2013.

The Company determined the fair value of the 1,000,000 warrants issued to Moriah to be $729 thousand. The Company valued the warrants using a Black-Scholes option pricing model. The Company recorded $168 thousand as interest expense and the remaining $561 thousand was recorded as deferred debt issuance costs and amortized over the life of the loan.   The following assumptions were used to determine the fair value of the warrants:  dividend yield of 0%; risk free interest rates of 2.61 % and 2.96%; expected volatility of 90.9% and 92.3%; and expected contractual term of 5 years.

For the year ended December 31, 2008, there were no stock options and warrants exercised.  During the year ended December 31, 2008, the Company also issued approximately 326,000 shares of common stock for payment of approximately $303 thousand for services rendered and to be rendered in the future.  As such, the Company recorded the fair value of the services in prepaid expenses and selling, general and administrative expenses in the accompanying consolidated statements of operations for the year ended December 31, 2008.

Stock Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stock Compensation [Abstract]
Stock Compensation

Note 9:  Stock-based Compensation

The Company uses the fair value method of accounting for share-based compensation arrangements. The fair value of stock options is estimated at the date of grant using the Black-Scholes option valuation model.  Stock-based compensation expense is reduced for estimated forfeitures and is amortized over the vesting period using the straight-line method.

The following table summarizes the allocation of non-cash stock-based compensation to our expense categories for the three month periods ended September 30, 2011 and 2010 (in thousands):

	Three Months Ended September 30, (unaudited)		Nine Months Ended September 30, (unaudited)
	2011	2010	2011	2010
Cost of revenue	$62	$28	$148	$155
Research and development	130	23	279	151
Selling, general and administrative	224	376	1,350	1,071
Total stock compensation expense	$416	$427	$1,777	$1,377

At September 30, 2011, total unrecognized compensation costs related to stock options was approximately $3.8 million, net of estimated forfeitures.  Total unrecognized compensation cost will be adjusted for future changes in estimated forfeitures and is expected to be recognized over a weighted average period of approximately 2.7 years.

Options granted to non-employees are measured at the grant date using a fair value options pricing model and remeasured to the current fair market value at each reporting period when classified as liabilities.   There were 12,500 options granted to consultants in the nine months ended September 30, 2011 which were fully vested upon grant.   The following assumptions were used in the Black-Scholes option pricing model to determine the fair value of stock options granted to non-employees:  dividend yield – 0%; risk free interest rate – 2.32%; expected volatility – 85.7%; and expected term – 5 years.

During the nine month period ended September 30, 2011, there were 1,392,108 stock options granted to employees and directors.  During the nine month period ended September 30, 2010, there were 853,085 stock options granted to employees and directors.  The following key assumptions were used in the Black-Scholes option pricing model to determine the fair value of stock options granted:

	For the Nine Months Ended September 30,
	2011	2010
Dividend yield	0%	0%
Risk free interest rates	1.04-2.37%	1.31 to 2.57%
Expected volatility	67.1 to 85.7%	80.6 to 86.9%
Expected term (in years)	3.5 to 5.5	3.5 to 5.5

The Company has not declared or paid any dividends and does not currently expect to do so in the near future.  The risk-free interest rate used in the Black-Scholes option pricing model is based on the implied yield currently available on U.S. Treasury securities with an equivalent term.   Expected volatility is based on the weighted average historical volatility of the Company's common stock for the most recent five year period.  The expected term of options represents the period that our stock-based awards are expected to be outstanding and was determined based on historical experience and vesting schedules of similar awards.

For the nine months ended September 30, 2011, 200,000 options were granted to employees from the 2008 Incentive Stock Plan ("2008 Plan") with a fair value of approximately $0.8 million and 1,192,108 options were granted to employees and directors from the 2003 Stock Option Plan ("2003 Plan") with a fair value of approximately $4.8 million.  The weighted average fair value per share for options granted in the first nine months of 2011 was $3.95.

A summary of the Company's stock option activity for the nine months ended September 30, 2011 is presented in the following tables:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (In Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2010	3,152,114	$1.71
Options granted	1,404,608	7.49
Options exercised	(507,696)	1.14
Options forfeited	(12,630)	13.15
Options cancelled	(42,154)	3.98
Outstanding at September 30, 2011	3,994,242	$3.76	5.66	$2,851,148
Vested or expected to vest at September 30, 2011 (1)	3,914,896	$3.69	5.67	$2,678,730
Exercisable at September 30, 2011	2,659,287	$2.04	6.03	$2,806,795

(1) The expected to vest options are the result of applying the pre-vesting forfeiture rate assumptions to total unvested options.

The aggregate intrinsic value in the table above represents the difference between the exercise price of the underlying options and the quoted price of the Company's common stock.  There were 2,055,015 options in-the-money at September 30, 2011.   The Company's closing stock price was $2.63 as of September 30, 2011. The Company issues new shares of common stock upon exercise of stock options.

Note 11 - STOCK COMPENSATION

Employee stock purchase plan

In 2005, the stockholders approved the 2005 Employee Stock Purchase Plan ("ESPP").  The ESPP provides the Company's employees with the opportunity to purchase common stock through payroll deductions. Employees may purchase stock semi-annually at a price that is 85% of the fair market value at certain plan-defined dates. At December 31, 2010, the number of shares of common stock available for issuance was 300,000.  As of December 31, 2010, the plan had not been implemented.

Incentive compensation plans

In 2003, the Company established the 2003 Stock Option Plan (the "2003 Plan"). The 2003 Plan provided for the granting of options to purchase an aggregate of 920,000 shares of the common stock to employees and consultants. On July 2, 2003, the shareholders approved the plan and the 2003 Plan was subsequently amended by the Board of Directors on July 2, 2003 to reduce the number of additional shares that may be provided for issuance under the "evergreen" provisions of the 2003 Plan. The amended 2003 Plan provides for an increase of 200,000 shares in January 2004 and an annual increase on January 1 of each year for a period of nine (9) years commencing on January 1, 2005 of 3% of the diluted shares outstanding.  The shareholders approved an amendment to the 2003 Plan to provide grants of shares of common stock in addition to options to purchase shares of common stock. In 2010, 939,085 options were issued from the 2003 Plan.

The 2008 Incentive Stock Plan ("the 2008 Plan") adopted and approved by the Board of Directors on November 5, 2008 provides for  shares of common stock and options to purchase shares of common stock to employees, officers, directors and consultants.  The 2008 Plan has an aggregate of 2,000,000 shares.  In 2010, there were 10,500 options issued from the 2008 Plan.

Vesting terms of the options range from immediate vesting to a ratable vesting period of 5 years. Option activity for the years ended December 31, 2010, 2009 and 2008 is summarized as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (In Years)	Aggregate Intrinsic Value
Balances at December 31, 2007	894,323	$2.62
Options granted	927,253	0.89
Options exercised	—	—
Options forfeited	(205,903)	2.29
Options cancelled	—	—
Balances at December 31, 2008	1,615,673	$1.63
Options granted	1,278,840	1.03
Options exercised	(5,342)	0.98
Options forfeited	(71,597)	2.60
Options cancelled	—	—
Balances at December 31, 2009	2,817,574	$1.33
Options granted	949,585	2.85
Options exercised	(529,728)	1.52
Options forfeited	(67,904)	3.17
Options cancelled	(17,413)	1.90
Balances at December 31, 2010	3,152,114	$1.71	6.30	$13,643,323
Vested or expected to vest at December 31, 2010(1)	3,119,631	$1.79	6.30	$13,509,634
Exercisable at December 31, 2010	2,688,073	$1.69	6.51	$11,733,483

(1)  The expected to vest options are the result of applying the pre-vesting forfeiture rate assumptions to total unvested options.

At December 31, 2010, there were 1,608,517 shares available for grant under the 2008 and 2003 Plans.

The aggregate intrinsic value in the table above represents the difference between the exercise price of the underlying options and the quoted price of the Company's common stock on December 31, 2010 for the options that were in-the-money.  As of December 31, 2010 there were 3,132,113 options that were in-the-money.   The Company's closing stock price was $6.00 as of December 31, 2010. The Company issues new shares of common stock upon exercise of stock options.  The intrinsic value of the 2010 options exercised was $1.5 million.

The following table summarizes information about stock options outstanding at December 31, 2010:

	Options Outstanding			Options Exercisable
	Number Outstanding	Weighted Average Remaining Contractual Life (In Years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercisable Price
$0.34 - $0.98	999,059	5.60	$0.81	986,098	$0.81
$1.00 - $1.51	1,088,497	6.42	1.21	932,224	1.23
$1.80 - $1.94	377,936	6.12	1.94	174,564	1.94
$2.60 - $3.92	584,622	7.19	3.13	493,187	3.10
$5.80 - $22.50	102,000	7.60	7.04	102,000	7.04
	3,152,114	6.30	$1.71	2,688,073	$1.69

Stock based compensation

The Company uses the fair value method of accounting for share-based compensation arrangements. The fair value of stock options is estimated at the date of grant using the Black-Scholes option valuation model.   Stock-based compensation expense is reduced for estimated forfeitures and is amortized over the vesting period using the straight-line method.

The following table summarizes the allocation of stock-based compensation to expense categories for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	For the years ended December 31,
	2010	2009	2008
Cost of revenue	$176	$134	$134
Research and development	172	201	237
Selling, general, and administrative	1,473	775	557
Total stock compensation expense	$1,821	$1,110	$928

At December 31, 2010, total unrecognized compensation costs related to stock options was approximately $0.3 million, net of estimated forfeitures.  Total unrecognized compensation cost will be adjusted for future changes in estimated forfeitures and is expected to be recognized over a weighted average period of approximately 1.2 years.  The total fair value of the shares that vested in 2010 was $1.5 million.

Options granted to non-employees are measured at the grant date using a fair value options pricing model and remeasured to the current fair market value at each reporting period as the underlying options vest and services are rendered.  In May 2009, there were 60,000 options granted to consultants, of which the unvested options were remeasured to the current fair market value of $101 thousand at December 31, 2010.  The following assumptions were used in the Black-Scholes option pricing model to determine the fair value of stock options granted:  dividend yield – 0%; risk free interest rates – 0.64% to 1.70%; expected volatility – 68% to 84%; and expected term – 3 years.

In determining the fair value of stock options granted during the years ended December 31, 2010, 2009 and 2008, the following key assumptions were used in the Black-Scholes option pricing model:

	For the years ended December 31,
	2010	2009	2008

Dividend yield	0%	0%	0%
Risk free interest rates	1.14-2.57%	1.44 – 2.51%	1.71% - 3.37%
Expected volatility	81%-87%	68% - 86%	87% -92%
Expected term ( in years)	3.5-5.5 years	3-5.5 years	5 years

The weighted average fair value per share for options granted in 2010, 2009, and 2008 was $1.91, $0.64, and $0.61, respectively.  We have not declared or paid any dividends and do not currently expect to do so in the near future.  The risk-free interest rate used in the Black-Scholes option pricing model is based on the implied yield currently available on U.S. Treasury securities with an equivalent term.   Expected volatility is based on the weighted average historical volatility of the Company's common stock for the most recent five year period.  The expected term of options represents the period that eMagin's stock-based awards are expected to be outstanding and was determined based on historical experience and vesting schedules of similar awards.

Warrants

At December 31, 2010, there are 2,657,629 warrants to purchase shares of common stock outstanding and exercisable at exercise prices ranging from $0.48 to $7.54 and expiration dates ranging from July 21, 2011 to December 22, 2013.

	Outstanding Warrants
	Shares	Weighted Average Exercise Price
Balances at December 31, 2006	3,548,174	$7.05
Warrants granted	4,831,859	0.88
Warrants exercised	(9,524)	0.35
Warrants expired	(30,000)	4.26
Balances at December 31, 2007	8,340,509	$2.65
Warrants granted	4,038,740	1.22
Warrants exercised	—	—
Warrants expired	(100,009)	27.60
Balances at December 31, 2008	12,279,240	$1.88
Warrants granted	—	—
Warrants exercised	(2,900,000)	1.03
Warrants expired	(111,418)	1.28
Balances at December 31, 2009	9,267,822	$2.16
Warrants granted	—	—
Warrants exercised	(5,248,811)	1.24
Warrants expired	(1,361,382)	8.17
Balances at December 31, 2010	2,657,629	$0.89

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 12:  Commitments and Contingencies

Royalty Payments

The Company signed a license agreement on March 29, 1999 with Eastman Kodak ("Kodak" ), under which it is obligated to make royalty payments. Under this agreement, the Company must pay to Kodak a minimum royalty plus a certain percentage of net sales with respect to certain products, which percentages are defined in the agreement. The percentages are on a sliding scale depending on the amount of sales generated. Any minimum royalties paid will be credited against the amounts due based on the percentage of sales. The royalty agreement terminates upon the expiration of the issued patent which is the last to expire.  The Company was notified that Kodak sold substantially all rights and obligations under the Company's license agreement to Global OLED Technology ("GOT") as of December 30, 2009.

In late 2008, the Company began evaluating the status of its manufacturing process and the use of the intellectual property ("IP") associated with its license agreement.  After this analysis and after making a few changes to its manufacturing process, by the end of 2008 the Company had stopped using the IP covered under the license agreement.  The last royalty payment under the license agreement was made in November 2009.  The Company determined that it is no longer required to pay the minimum royalty payment and as such has not paid or accrued this amount in 2010 or to date in 2011.

In April 2011, the Company received a request for royalty payments from a representative of GOT. The Company responded stating that the licenses were no longer in force and that the request for royalties was untimely.  Although GOT does not agree, both parties have expressed an interest in resolving the disagreement amicably.  Communications to date have been very preliminary regarding its resolution.  The Company estimates that the range of loss contingency is between $0 and $250 thousand.

Contractual Obligations

The Company leases office facilities and office, lab and factory equipment under operating leases.  Certain leases provide for payments of monthly operating expenses. The Company currently has lease commitments for space in Hopewell Junction, New York, Bellevue, Washington, and Santa Clara, California.

The Company's manufacturing facilities are leased from IBM in Hopewell Junction, New York.  eMagin leases approximately 37,000 square feet to house its equipment for OLED microdisplay fabrication and for research and development, an assembly area and administrative offices. The lease expires May 31, 2014 with the option of extending the lease for five years.   The corporate headquarters are located in Bellevue, Washington where eMagin leases approximately 6,300 square feet.   The lease expires on August 31, 2014.  In addition, the Company leases approximately 2,400 square feet of office space for design and product development in Santa Clara, California and the lease expires on October 31, 2012.

Rent expense was approximately $302 thousand and $889 thousand, respectively, for the three and nine months ended September 30, 2011 and approximately $283 thousand and $850 thousand, respectively, for the three and nine months ended September 30, 2010.

Legal Proceedings

On March 17, 2010, Gary Jones, a former executive at the Company, filed a complaint for damages in the Superior Court of the State of Washington for King County (the "Complaint") against the Company and the Company's Chief Financial Officer. The Complaint alleges unspecified damages for failure to pay contractual payments and wages under Washington law ("the Washington Wage Claim") and includes, among other claims, breach of contract, breach of the duty of good faith and fair dealing, promissory estoppel and misrepresentation.

On May 21, 2010, the court granted eMagin's motion to dismiss regarding the claim for misrepresentation and the Washington Wage Claim.  The Chief Financial Officer's motion to dismiss was also granted relating to the following claims against him: the Washington Wage Claims, breach of contract, breach of promises of specific treatment in specific circumstances, breach of the duty of good faith and fair dealing, and promissory estoppel.

On March 21, 2011, the Company executed a Settlement Agreement and Full and Complete Mutual Release (the "Settlement Agreement") among the Company, Mr. Jones and the Company's Chief Financial Officer, which had previously been executed by Mr. Jones and the Chief Financial Officer, and became effective on March 29, 2011 (the "Effective Date").  On April 5, 2011, pursuant to the Settlement Agreement, the Company made the following payments in the aggregate amount of $650 thousand: (i) payment to Mr. Jones in the gross amount of $478 thousand for payment amounts set forth in the Executive Separation and Consulting Agreement ("ECSA") and Expense Reimbursement and Compensation Schedule ("ERCS") entered into by Mr. Jones and the Company in January 2007; (ii) payment to Mr. Jones in the amount of approximately $27 thousand for a negotiated interest amount pursuant to the ECSA and ERCS; and (iii) approximately $145 thousand in attorney's fees paid to  Mr. Jones' attorneys (collectively, the "Settlement Payments").  The settlement offer was recorded as a liability on the Company's Consolidated Balance Sheet and included in selling, general, and administrative expense on the Company's Consolidated Statements of Operations as of December 31, 2010.  In addition to the Settlement Payments, the defendants agreed to provide a full and complete release to Mr. Jones.

The Settlement Agreement contains mutual releases among the Company, its Chief Financial Officer and Mr. Jones, and pursuant to the Settlement Agreement, Mr. Jones agreed to dismiss the Complaint against the Company and its Chief Financial Officer with prejudice.  On April 7, 2011 the Complaint was dismissed with prejudice by the Superior Court of the State of Washington for King County.

 Employment Agreements

Effective as of June 1, 2011, the Company and Andrew G. Sculley entered into an executive employment agreement (the "Employment Agreement") pursuant to which Mr. Sculley will continue serving as the Company's President and Chief Executive Officer until December 31, 2013 unless the contract is terminated sooner pursuant to its terms.  Under the Employment Agreement, Mr. Sculley is paid an annual base salary of $384,000.  Pursuant to the Employment Agreement, the Company shall use reasonable efforts to submit a proposal to its shareholders at its next annual meeting relating to the approval of a new incentive stock plan ("Plan").  Provided that the Plan is approved by the Company's shareholders holding the required number of shares of the Company's voting securities (the "Approval"), within ten days of such Approval, the Company and Mr. Sculley shall enter into an agreement, which agreement shall entitle Mr. Sculley to receive a mix of stock options (the "Options") and/or restricted shares of the Company's Common Stock, valued at $400,000 (based on a Black Scholes valuation method for the Options and the market price on the day of the grant for the restricted stock).  Within ten days of the annual meeting, provided that the Approval was obtained, the Compensation Committee or Board shall meet to determine the appropriate mix of Options and restricted shares to be awarded.  The Options shall entitle Mr. Sculley to purchase shares of the Company's common stock at an exercise price equal to the closing price on the date the Options are granted, which options shall vest as follows: (i) 1/3 shall vest on the 1st annual anniversary of the Employment Agreement, (ii) 1/3 shall vest on the 2nd annual anniversary of the Employment Agreement and (iii) 1/3 shall vest on December 31, 2012.  On September 27, 2011, the Company and Mr. Sculley amended the Employment Agreement to correct and change the date from December 31, 2012 to December 31, 2013 for the vesting of the final 1/3 of his options ('iii" above).   The restricted shares, if any, shall have such vesting terms as may be determined by the Compensation Committee in their discretion prior to the grant.

Pursuant to the Employment Agreement, Mr. Sculley's employment may be terminated by the Company with or without cause and he may terminate his employment for Good Reason (as defined in the Employment Agreement) and such other reasons set forth in the Employment Agreement.  If Mr. Sculley's employment agreement is terminated without cause or if he terminates it for Good Reason, then  Mr. Sculley, at the Company's sole discretion,  shall  be entitled to the lesser of (i) the total amount of his base salary that remains unpaid under the Employment Agreement, which shall be paid monthly or (ii)  monthly salary payments for twelve (12) months, based on his  monthly rate of base salary at the date of such termination, provided, however in lieu of the aforementioned monthly payments, the Company may in its sole discretion pay such payments in a lump-sum.  Mr. Sculley shall also be entitled to receive (i) payment for accrued and unpaid vacation pay and (ii) all bonuses that have accrued during the term of the Employment Agreement, but have not been paid. Additionally, any non-vested options held by Mr. Sculley shall vest immediately.  If the Employment Agreement is terminated with cause or if Mr. Sculley terminates it without Good Reason then Mr. Sculley shall cease to accrue salary, personal time off, benefits and other compensation on the date of such termination.

On March 15, 2011, the Company signed an executive employment agreement (the "Employment Agreement") with Jerry Carollo to serve as the Company's Senior Vice President Business Development effective March 21, 2011.  Pursuant to the Employment Agreement, Mr. Carollo is paid a base salary of $270,000 and was granted 100,000 options which are exercisable at $6.89 per share, the market price on the date of the grant, of which one third will vest annually on the subsequent three anniversary dates. If Mr. Carollo voluntarily terminates his employment with the Company, other than for Good Reason as defined in the Employment Agreement, he shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Mr. Carollo's employment with or without cause.  If the Company terminates without cause, Mr. Carollo will be entitled to the lesser of (i) the total amount of base salary that remains unpaid under the Employment Agreement which shall be paid monthly or (ii) monthly salary payments for twelve (12) months, based on his monthly rate of base salary at the date of such termination, or in lieu of the aforementioned monthly payments, the Company may in its sole discretion pay such payments in a lump- sum. Mr. Carollo shall also be entitled to receive (i) payment for accrued and unpaid vacation pay and (ii) all bonuses that have accrued during the term of the Employment Agreement, but not been paid.   All non-vested options shall vest immediately.

On January 19, 2011, the Company signed an executive employment agreement (the "Employment Agreement") with Susan R. Taylor to serve as the Company's Corporate Secretary, Senior Vice President and General Counsel effective February 1, 2011.  Pursuant to the Employment Agreement, Ms. Taylor is paid a base salary of $175,000 and was granted 225,000 options which are exercisable at $6.82 per share, the market price on the date of the grant, of which one third will vest annually on the subsequent three anniversary dates. If Ms. Taylor voluntarily terminates her employment with the Company, other than for Good Reason as defined in the Employment Agreement, she shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Ms. Taylor's employment with or without cause.  If the Company terminates without cause, Ms. Taylor will be entitled to, at the Company's sole discretion, either (i) monthly salary payments for twelve (12) months, based on her monthly rate of base salary at the date of such termination, or (ii) a lump-sum payment of her salary for such 12 month period, based on her monthly rate of base salary at the date of such termination. Ms. Taylor shall also be entitled to receive (i) payment for accrued and unpaid vacation pay and (ii) all bonuses that have accrued during the term of the Employment Agreement, but not been paid.   All non-vested options shall vest immediately.

Note 12 - COMMITMENTS AND CONTINGENCIES

Royalties

The Company signed a license agreement on March 29, 1999 with Eastman Kodak ("Kodak'), under which it was obligated to make royalty payments. Under this agreement, the Company must pay to Kodak a minimum royalty plus a certain percentage of net sales with respect to certain products, which percentages are defined in the agreement. The percentages are on a sliding scale depending on the amount of sales generated. Any minimum royalties paid will be credited against the amounts due based on the percentage of sales. The royalty agreement terminates upon the expiration of the issued patent which is the last to expire.  The Company was notified that Kodak sold substantially all rights and obligations under the Company's license agreement to Global OLED Technology, owned by LG Electronics, as of December 30, 2009.

In late 2008, the Company began evaluating the status of its manufacturing process and the use of the IP associated with its license agreement.  After this analysis and after making a few changes to its manufacturing process, the Company determined it was no longer using the IP covered under the license agreement.  The associated royalty liability has been reduced by the Company to royalties on inventory produced prior to the manufacturing process changes.   For the twelve months ended December 31, 2010 and 2009, the Company recorded approximately $9 thousand and $272 thousand, respectively, as royalty expense in its consolidated statements of operations and the associated liability on its consolidated balance sheet as the Company believes this is the amount due under the agreement which is based on applying the royalty formula to only the sold displays produced prior to the manufacturing process changes.

Effective May 30, 2007, Kodak and eMagin entered into an intellectual property agreement where eMagin assigned Kodak the rights, title, and interest to a Company owned patent currently not being used by the Company and in consideration, Kodak waived the royalties due under existing licensing agreements for the first six months of 2007, and reduced the royalty payments by 50% for the second half of 2007 and for the entire calendar year of 2008. In addition, the minimum royalty payment was delayed until December 1st for the years 2007 and 2008.  The Company recorded approximately $556 thousand for the year ended December 31, 2008 as income from the license of intangible assets and included this amount in other income on the Consolidated Statements of Operations.  For the year ended December 31, 2008, royalty expense of approximately $1.1 million was included in cost of goods sold.  As of January 1, 2009, the royalty payments reverted to 100%.  The minimum annual royalty payment for 2009 of $125 thousand was paid in January 2009.

As the Company has determined it is no longer using the IP covered under the license agreement in its manufacturing process, the Company believes that it is no longer required to pay the minimum annual royalty payment of $125 thousand and as such has not paid or accrued this amount in 2010.   However, the Company has approximately $48 thousand of inventory manufactured using the Kodak IP which if sold would result in royalty due of approximately $12 thousand.  Going forward, the Company will continue to recognize the reduced royalty liability on sales of product produced prior to the manufacturing process change. There can be no assurance that the licensor will not challenge the Company's position.

Operating leases

The Company leases office facilities and office, lab and factory equipment under operating leases.   The Company currently has lease commitments for space in Hopewell Junction, New York and Bellevue, Washington.

The Company's manufacturing facilities are leased from IBM in Hopewell Junction, New York.  eMagin leases approximately 37,000 square feet to house its equipment for OLED microdisplay fabrication and for research and development, an assembly area and administrative offices. The lease expires May 31, 2014.

eMagin corporate headquarters are located in Bellevue Washington. eMagin leases approximately 6,300 square feet.   The lease expires August 31, 2014.

The future minimum lease payments through 2014 are $3.8 million. Rent expense was approximately $1.1 million for the year ended December 31, 2010 and $1.3 million for each of the years ended December 31, 2009 and 2008, respectively.

The following is a schedule of future minimum lease payments under long-term operating leases (in thousands):

Year Ending December 31,
2011	$1,024
2012	1,154
2013	1,194
2014	458

Net minimum lease payments	$3,830

Employee benefit plans

eMagin has a defined contribution plan (the 401(k) Plan) under Section 401(k) of the Internal Revenue Code, which is available to all employees who meet established eligibility requirements. Employee contributions are generally limited to 15% of the employee's compensation. Under the provisions of the 401(k) Plan, eMagin may match a portion of the participating employees' contributions. There was no matching contribution to the 401(k) Plan for the years ended December 31, 2010, 2009 and 2008.

Legal proceedings

On March 17, 2010, Gary Jones, a former executive at the Company, filed a complaint for damages in the Superior Court of the State of Washington for King County (the "Complaint") against the Company and the Company's Chief Financial Officer. The Complaint alleges unspecified damages for failure to pay contractual payments and wages under Washington law ("the Washington Wage Claim") and includes, among other claims, breach of contract, breach of the duty of good faith and fair dealing, promissory estoppel and misrepresentation.

On May 21, 2010, the court granted eMagin's motion to dismiss regarding the claim for misrepresentation and the Washington Wage Claim.  The Chief Financial Officer's motion to dismiss was also granted relating to the following claims against him: the Washington Wage Claims, breach of contract, breach of promises of specific treatment in specific circumstances, breach of the duty of good faith and fair dealing, and promissory estoppel.  With respect to the undismissed claims, the litigation is ongoing.  The Company denies the allegations raised in the Complaint.   In January 2011, the Company made a final settlement offer to Mr. Jones of $650 thousand.    As of December 31, 2010, the settlement offer was recorded as a liability on the Company's Consolidated Balance Sheet and included in selling, general, and administrative expense on the Company's Consolidated Statements of Operations.  To date, the settlement offer has not been accepted and no final settlement or outcome of this matter has been reached.

A former employee ("plaintiff") of the Company commenced legal action in the United States District Court for the Southern District of New York, on or about October 12, 2007, alleging that the plaintiff was subject to gender based discrimination and retaliation in violation of Title VII of the Civil Rights Act of 1964 ( Case No. 07-CV-8827 (KMK) .  The plaintiff sought unspecified compensatory damages, punitive damages and attorneys' fees.  The Company and the plaintiff settled this action in May 2009.  The settlement did not have a material effect on the Company's results of operations.

On December 6, 2005, New York State Urban Development Corporation commenced action against eMagin in the Supreme Court of the State of New York, County of New York asserting breach of contract and seeking to recover a $150,000 grant which was made to eMagin based on goals set forth in the agreement for recruitment of employees.  On July 13, 2006, eMagin agreed to a settlement with the New York State Urban Development Corporation to repay $112,200 of the $150,000 grant. The settlement required that repayments be made on a monthly basis in the amount of $3,116.67 per month commencing August 1, 2006 and ending on July 1, 2009.  As of December 31, 2009, the settlement was paid in full and $37,800 was forgiven as a result of timely payments and was recorded in other income on the Company's Consolidated Statements of Operations.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

Note 13 – RELATED PARTY TRANSACTIONS

2010 and 2009

None.

2008

On December 22, 2008, the Company entered into a Securities Purchase Agreement with Stillwater Holdings LLC, a beneficial owner of more than 5% of the Company's common stock, pursuant to which the Company sold and issued an aggregate of 4,033 shares of its Preferred Stock – Series B for an aggregate price of approximately $4.03 million and warrants to purchase 1,875,467 shares of common stock at $1.03 per share. The proceeds from the Securities Purchase Agreement were used to pay approximately $4.01 million of the outstanding principal of its Amended Notes and approximately $0.02 million of accrued interest.  One employee had an Amended Note of $10 thousand which was repaid. Alexandra Global Master Fund Ltd ("Alexandra"), a beneficial owner of more than 5% of the Company's common stock, had its Amended Note of $3 million repaid.

In addition, the Company entered into an Exchange Agreement (the "Exchange Agreement") with three holders ("Holders") of its outstanding Amended Notes.  Pursuant to the Exchange Agreement, the Holders exchanged $1.7 million of their outstanding Amended Notes and unpaid interest, $6 thousand, and received 1,706 shares of the Preferred Stock.   Paul Cronson, Board member, through Navacorp III, LLC - a Note Holder, exchanged an Amended Note of $200 thousand for 200 shares of Preferred Stock – Series B.  Rainbow Gate Corporation, a corporation whose investment manager is the sole member of Stillwater Holdings LLC and whose controlling shareholder is the same as Ginola Limited's, exchanged an Amended Note of $700 thousand and accrued interest of $3 thousand for 703 shares of Preferred Stock – Series B.  Ginola Limited, a beneficial owner of more than 5%, exchanged an Amended Note of $800 thousand and accrued interest of $3 thousand for 803 shares of Preferred stock – Series B.    On December 22, 2008, Stillwater Holdings LLC converted its $250 thousand Amended Note and accrued interest of approximately $1.2 thousand to 717,620 shares of Common Stock.

On April 2, 2008, the Company entered into a Securities Purchase Agreement ("Purchase Agreement"), pursuant to which the Company sold and issued 1,586,539 shares of common stock, par value of $0.001 per share, at a price of $1.04 per share and warrants to purchase an additional 793,273 shares of common stock for an aggregate purchase price of approximately $1.65 million.  The net proceeds received after expenses were approximately $1.58 million.  The warrants are exercisable at a price of $1.30 per share and expire on April 2, 2013.

Stillwater Holdings LLC, as a beneficial owner of more than 5%, invested $500 thousand and received 480,769 shares of common stock and warrants to purchase additional 240,385 shares of common stock.  Ginola Limited, as a beneficial owner of more than 5%, invested $250 thousand and received 240,385 shares of common stock and warrants to purchase an additional 120,193 shares of common stock.

Separation And Employment Agreements	12 Months Ended
Dec. 31, 2010
Separation And Employment Agreements [Abstract]
Separation And Employment Agreements

Note 14 – SEPARATION AND EMPLOYMENT AGREEMENTS

2010

Pursuant to the Employment Agreement between the Company and Susan Jones (as previously amended and extended, the "Employment Agreement"), the term of Ms. Jones' contract with the Company ended May 12, 2010 and her employment with the Company ceased at that time. Under the terms of the Employment Agreement between Susan Jones and the Company, Ms. Jones was entitled to a payment of eighteen months salary totaling approximately $473 thousand which payment was made as of June 30, 2010, incentive payments of 1% of revenue paid quarterly for a period of eighteen months, continuation of health insurance for twenty four months and a moving allowance for personal effects of $7.5 thousand. In addition, 12,696 unvested options immediately vested and became exercisable upon termination.  As a result, the Company took a one-time non-cash compensation charge of $28 thousand in the second quarter of 2010.

The Company accounted for the incentive payments under guidance that benefits provided in accordance with an agreement be recorded as a liability when it is probable that the employee is entitled to the benefits and the amount can be reasonably estimated.  At June 30, 2010, the Company estimated that $440 thousand was a reasonable estimate of the eighteen months of incentive payments and approximately $21 thousand was a reasonable estimate for the continuation of health insurance for twenty four months.  Thus, at that time the Company recorded a liability of approximately $469 thousand which included the incentive payments, health insurance coverage, and the moving allowance and the associated expense as a selling, general and administrative expense in the financial statements issued for the period ended June 30, 2010.  At December 31, 2010, the Company reviewed the estimates and assessed the liability for the incentive payments and health insurance coverage, and recorded an additional liability of $175 thousand.   Total severance expense for 2010 was $1.1 million.

2009

On May 8, 2009, the Company signed a three year executive employment agreement with Paul Campbell to serve as the Company's Chief Financial Officer, Senior Vice President and Treasurer.  Mr. Campbell had been serving as the Company's Interim Chief Financial Officer since April 15, 2008.  Pursuant to the employment agreement, Mr. Campbell is paid an annual salary of $282 thousand and was granted options to purchase 340,000 shares of the Company's common stock which are exercisable at $1.09 per share, the market price on the date of the grant.  The options vest as follows:  one third of the options vest immediately and one third will vest annually on the subsequent two anniversary dates.   If Mr. Campbell voluntarily terminates his employment with the Company, other than for good reason as defined in the employment agreement, he shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Mr. Campbell's employment with or without cause.  If the Company terminates without cause, Mr. Campbell will be entitled to one year of salary.

In connection with the employment of Paul Campbell, the Company entered into an agreement with Tatum LLC ("Tatum").  Pursuant to the agreement with Tatum, the Company paid Tatum a signing fee of approximately $99 thousand and shall pay Tatum $1 thousand per month for as long as Mr. Campbell is employed by eMagin.  In addition, the Company granted Tatum 60,000 options with the same vesting and exercise price as Mr. Campbell's and will pay Tatum 15% of any cash bonus that is paid to Mr. Campbell.

2008

Effective June 1, 2008, Andrew G. Sculley became the Company's Chief Executive Officer, President and Director pursuant to a three year employment agreement dated May 13, 2008. Pursuant to the agreement, Mr. Sculley will be paid a salary of $300 thousand, per annum, increasing to $310 thousand, per annum, after six months and to $320 thousand, per annum, at the end of the first year.  Mr. Sculley was granted 500,000 qualified stock options which are exercisable at $0.81 per share, the market price on the date of the grant.   The options vested as follows:  166,667 shares vested immediately, 166,667 vested on the first anniversary date, and 166,666 vested on the second anniversary date.   If Mr. Sculley voluntarily terminates his employment with the Company, other than for good reason as defined in the employment agreement, he shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Mr. Sculley's employment with or without cause.  If the Company terminates without cause, Mr. Sculley will be entitled to one year of salary.

Effective April 15, 2008, Mr. Paul Campbell began serving as the Company's Interim Chief Financial Officer pursuant to an agreement between the Company and Tatum, LLC, dated April 2, 2008 (the "Tatum Agreement").  Pursuant to the Tatum Agreement, for a minimum term of three months, Mr. Campbell was paid a salary of $24.5 thousand per month and the Company also paid Tatum a fee of $10.5 thousand per month plus $300 per business day.  The Tatum Agreement was modified in January 2009 to exclude the $300 per business day. Either party may terminate the Tatum Agreement by providing the other with at least 30 days notice.

Effective April 14, 2008, Michael D. Fowler, the Company's Interim Chief Financial Officer, resigned his position with the Company. There was no separation agreement executed between Mr. Fowler and the Company. Michael D. Fowler became the Company's Interim Chief Financial Officer effective December 27, 2007.

Effective January 31, 2008, K.C. Park resigned as Interim Chief Executive Officer, President and Director.  Dr. Park and the Company entered into a Separation Agreement and General Release ("Separation Agreement").  The Company recorded severance expense of $60 thousand.  Dr. Park and the Company also entered into a Consulting Agreement ("Agreement") for the term, February 1 through August 1, 2008.  Dr. Park was paid a sum of $75 thousand.  In addition to the compensation, Dr. Park received non-qualified stock options to acquire 56,250 shares of common stock which were fully vested and exercisable on the dates of the grant.   On May 1, 2008, Dr. Park received non-qualified stock options to acquire 51,703 shares of common stock at the fair market value and are fully vested.

Effective January 30, 2008, the Company entered into an amended employment agreement with Susan K. Jones, Chief Business Officer.  The amended agreement provided for an annual base salary of $315 thousand, an extension of the term of the agreement to January 31, 2010, modification and clarification of the basis for the incentive component of her salary, and extension of the change-of-control/material change/termination-without-cause compensation payout periods to the greater of 18 months or the remaining term of the amended employment agreement.

Effective January 2, 2008, John Atherly resigned as Chief Financial Officer.  There was no separation agreement executed between Mr. Atherly and the Company.

Concentrations	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Concentrations [Abstract]
Concentrations

 Note 13:  Concentrations

For the three and nine months ended September 30, 2011, approximately 59% and 62%, respectively, of the Company's net revenues were derived from customers in the United States and approximately 41% and 38%, respectively, of the Company's net revenues were derived from international customers.   For the three and nine months ended September 30, 2010, approximately 75% and 66%, respectively, of the Company's net revenues were derived from customers in the United States and approximately 25% and 34%, respectively, of the Company's net revenues were derived from international customers.

The following is a schedule of revenue by geographic location (in thousands):

	Three Months Ended September 30, (unaudited)		Nine Months Ended September 30, (unaudited)
	2011	2010	2011	2010
North and South America	$5,029	$6,295	$13,565	$15,244
Europe, Middle East, and Africa	1,734	559	5,501	5,361
Asia Pacific	1,500	1,402	2,087	1,890
Total	$8,263	$8,256	$21,153	$22,495

The Company purchases principally all of its silicon wafers from a single supplier located in Taiwan.

Note 15 - CONCENTRATIONS

The Company had one customer that accounted for approximately 13% and 12% of its net revenue in 2010 and 2009, respectively. The Company had two customers that accounted for approximately 11% of its net revenue in 2008.

For the year ended December 31, 2010, approximately 66% of the company's net revenues were derived from customers in the United States and approximately 34% of the Company's net revenues were derived from international customers.   For the year ended December 31, 2009, approximately 57% of the Company's net revenues were derived from customers in the United States and approximately 43% of the Company's net revenues were derived from international customers.  For the year ended December 31, 2008, approximately 61% of the Company's net revenues were derived from customers in the United States and approximately 39% of the Company's net revenues were derived from international customers.

At December 31, 2010, there were ten customers who comprised 74% of the outstanding accounts receivable and at December 31, 2009, there were ten customers who comprised 71% of the outstanding accounts receivable.   The Company had three customers that each accounted for more than 10% of its outstanding accounts receivable in 2010 and 2009.

The following is a schedule of revenue by geographic location (in thousands):

	For the years ended December 31,
	2010	2009	2008
North America	$20,594	$13,738	$11,502
Europe	5,812	5,008	3,497
Asia	3,942	5,027	3,619
Other	110	49	121
Total	$30,458	$23,822	$18,739

The Company purchases principally all of its silicon wafers from a single supplier located in Taiwan.

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

Note 14:  Subsequent Events

The 2011 Incentive Stock Plan (the "2011 Plan") was approved by the Company's shareholders on November 3, 2011.  The 2011 Plan provides for grants of common stock, and options to purchase common stock, to employees, officers, directors and consultants.   The Board of Directors reserved 1.4 million shares of common stock for issuance under the 2011 Plan. In addition, the 2011 Plan includes an evergreen provision that provides for an annual increase in common stock available for issuance however, on October 31, 2011 the Board committed to submit an amendment to the 2011 Plan to shareholders to eliminate the evergreen provision and to prohibit the repricing or exchange of stock options without stockholder approval. The Board also committed to maintain an average run rate over 2012 that does not exceed 4.5%. Run rate is defined as the sum of the number of stock options granted during the year, divided by the Company's fully diluted shares outstanding.  These options have a term of up to 10 years and vest over a schedule determined by the Compensation Committee.

On November 3, 2011, pursuant to the terms of his employment agreement, the Compensation Committee of the Board granted Andrew Sculley options to purchase 188,333 shares of the Company's common stock exercisable at $4.03, the closing market price on the date of the grant.  The options will vest one third on June 1, 2012, one third on June 1, 2013, and one third on December 31, 2013.  In addition, the Compensation Committee granted the Directors as a whole options to purchase 256,666 shares of the Company's common stock exercisable at $4.03, the closing market price on the date of the grant, of which 145,833 will vest immediately and 110,833 shares will vest on December 31, 2011.

Note 16 - SUBSEQUENT EVENTS

On January 19, 2011, the Company and Susan R. Taylor executed an executive employment agreement (the "Employment Agreement"), pursuant to which Ms. Taylor will serve as the Company's Corporate Secretary, Senior Vice President, and General Counsel. The term of the Employment Agreement commenced on February 1, 2011, for a period of thirty-six months, unless terminated sooner pursuant to the Employment Agreement.  Pursuant to the Employment Agreement, Ms. Taylor will be paid a base salary of $175,000.  Ms. Taylor will also be entitled to receive qualified stock options to purchase 225,000 shares of the Company's Common Stock, which shall terminate on the earlier to occur of 5 years from their grant or upon the other applicable termination provisions contained in the option agreement to be entered into between the Company and Ms. Taylor. The exercise price of the options shall be the closing price of the Company's Common Stock on the date of grant. The options shall vest as follows:   1/3 shall vest on the 1st annual anniversary of the Employment Agreement, 1/3 shall vest on the 2nd annual anniversary of the Employment Agreement and 1/3rd shall vest on the 3rd annual anniversary of the Employment Agreement.

If Ms. Taylor voluntarily terminates her employment with the Company, other than for Good Reason as defined in the Employment Agreement, she shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Ms. Taylor's employment with or without cause.  If the Company terminates without cause after 120 days from the effective date, Ms. Taylor will be entitled to monthly salary payments for twelve (12) months, based on her monthly rate of base salary at the date of such termination, provided, however, in lieu of the aforementioned monthly payments the Company may in its sole discretion pay such payments in a lump-sum. Any non-vested options pursuant to the Employment Agreement shall vest immediately. Ms. Taylor shall also be entitled to receive (i) payment for accrued and unpaid vacation pay, and (ii) all bonuses that have accrued during the term of the Employment Agreement but not been paid.

On March 15, 2011, the Board of Directors appointed Jill J. Wittels to serve on its Board of Directors, starting on July 1, 2011.  Dr. Wittels is 61 years old and is a Corporate Vice President of Business and Technology Strategy for L-3 Communications, an aerospace and defense company, which she joined in 2001.  Dr. Wittels was not appointed to serve on any committees of the Board. Dr. Wittels served on the Company's Board previously from June of 2003 to December of 2006.  From 1979 to 2001 she held various positions with BAE Systems, most recently as Vice President and General Manager.  Dr. Wittels holds a BS and a PhD in Physics, both from the Massachusetts Institute of Technology.

Restatement	12 Months Ended
Dec. 31, 2010
Restatement [Abstract]
Restatement

Note 17 - RESTATEMENT

In this Amended 10-K, eMagin restated its previously issued consolidated financial statements as of and for the year ended December 31, 2010 to correct errors in the accounting for certain warrants and the calculation of EPS.  The Company determined that certain warrants ("Warrants") issued contain anti-dilution provisions which should have been accounted for as derivatives in accordance with the provisions of ASC 815.  Authoritative guidance, effective January 1, 2009, provides an approach for companies to evaluate whether an equity-linked financial instrument or embedded feature in the instrument is indexed to its own stock for the purpose of evaluating the scope exception in ASC 815.  Since the Company has issued Warrants which contain anti-dilution features for the holder, they are not considered indexed to the Company's own stock, and therefore, do not qualify for the scope exception in ASC 815 and must be accounted for as derivatives.  Accordingly, beginning January 1, 2009, the Company should have reclassified the Warrants as liabilities and recorded the Warrants at estimated fair value at each reporting date, computed using the Monte Carlo Simulation approach.  Thereafter, changes in the warrant liability from period to period should have been recorded in the consolidated statements of operations.  Effective January 1, 2009, the Company should have recorded a cumulative effect adjustment based on the grant date fair value of the outstanding Warrants and the change in fair value of the warrant liability from the issuance date through January 1, 2009.

The Company computed the fair value of the warrant liability using the Monte Carlo Simulation approach.  The fair value as of the issuance date was $15.1 million and as of January 1, 2009 was $2.1 million.  Accordingly, as of January 1, 2009, the Company recorded a warrant liability of $2.1 million, reduction in additional paid-in capital of $15.1 million and a reduction in accumulated deficit of $13.0 million.  As of December 31, 2009, the Company computed the fair value of the warrant liability as $6.9 million, an increase of $4.7 million from January 1, 2009. The change in the warrant liability of $4.7 million was comprised of the change in the fair value of the warrants of $6.5 million offset by the fair value of the expired warrants of $0.02 million and the fair value of the exercised warrants of $1.8 million.  For the year ended December 31, 2009, the Company recorded other expense in the Consolidated Statements of Operations of $6.5 million, the change in fair value of the warrant liability net of the fair value of expired warrants. As of December 31, 2010, the Company computed the fair value of the warrant liability as $12.9 million, an increase of $5.9 million from January 1, 2010.  The change in the warrant liability of $5.9 million was comprised of the change in the fair value of the warrants of $16.3 million offset by the fair value of the expired warrants of $0.4 million and the fair value of the exercised warrants of $10.0 million.  For the year ended December 31, 2010, the Company recorded other expense in the Consolidated Statements of Operations of $16.0 million, the change in fair value of the warrant liability net of the fair value of expired warrants.  The Consolidated Statements of Changes in Shareholders' Equity, Consolidated Statements of Cash Flows, and Notes to the Consolidated Financial Statements have been restated where applicable to reflect the adjustments.

The accompanying financial statements have been restated to report the following Warrants as derivative liabilities measured at estimated fair value, calculated using the Monte Carlo Simulation approach:

				Fair Value of Warrants as of (in thousands):
Warrant Issuance Dates	Number of Warrants Outstanding as of December 31, 2010	Exercise Price	Warrant Expiration Dates	January 1, 2010	December 31, 2010

October 25, 2004	—	$2.50	April 25, 2010	$34	$—
July 23, 2007	528,049	$1.03	July 21, 2011	2,222	2,560
July 23, 2007	1,000,000	$0.48	July 21, 2011	1,293	5,135
April 2, 2008	72,116	$1.13	April 2, 2013	1,041	347
December 22, 2008	1,000,000	$1.03	December 22, 2013	2,288	4,810
			Total Fair Value	$6,878	$12,852

The table below is a reconciliation of the beginning and ending balances for the warrant liability:

	Number of Warrants	Warrant Issuance Dates	Fair Value of Warrants (in thousands)
Balance as of January 1, 2010			$6,878
Change in fair value of warrants			16,345
Fair value of warrants expired	330,477	October 25, 2004	(358)
Fair value of warrants exercised	429,331	July 23, 2007	(489)
Fair value of warrants exercised	240,386	April 2, 2008	(347)
Fair value of warrants exercised	319,524	October 25, 2004	(475)
Fair value of warrants exercised	1,533,332	July 23, 2007	(4,189)
Fair value of warrants exercised	480,771	April 2, 2008	(1,501)
Fair value of warrants exercised	875,467	December 22, 2008	(3,012)
Balance as of December 31, 2010			$12,852

Additionally, under ASC 260, "Earnings Per Share", entities that have issued securities other than common stock that participate in dividends with the common stock ("participating securities") are required to apply the two-class method to compute basic EPS.  The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock and participating security as if all such earnings had been distributed during the period.  However, the participating convertible preferred stock is not required to absorb any net loss.  The Company has Convertible Preferred Stock - Series B which participates in dividends with the Company's common stock and therefore the Company should have calculated its quarterly interim EPS using the two-class method. Certain unaudited interim consolidated financial statements have been restated to reflect EPS calculated using the two-class method. (See Note 18)

The following tables summarize the effects of the restatement on the specific items presented in the Company's historical consolidated financial statements previously included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010:

Consolidated Balance Sheet	December 31, 2010	December 31, 2010
(in thousands)	(As previously reported)	(As restated)

Warrant liability	$—	$7,694
Total current liabilities	5,153	12,847
Warrant liability	—	5,158
Total liabilities	$5,153	$18,005

Shareholders' equity:
Additional paid-in capital	$209,591	$206,298
Accumulated deficit	(182,063)	(191,622)
Total shareholders' equity	$27,549	$14,697

Consolidated Statements of Operations	For the Year Ended December 31, 2010
(in thousands except share and per share data)	(As previously reported)	(As restated)

Change in fair value of warrant liability	$—	$(15,987)
Total other expense	$(99)	$(16,086)
Net income (loss)	$14,847	$(1,140)
Income (loss) per share, basic	$0.77	$(0.06)
Income (loss) per share, diluted	$0.49	$(0.06)

Weighted average number of shares outstanding:
Basic	19,239,933	19,239,933
Diluted	30,422,133	19,239,933

Consolidated Statements of Cash Flows	For the Year Ended December 31, 2010
(in thousands)	(As previously reported)	(As restated)

Net income (loss)	$14,847	$(1,140)
Change in fair value of warrant liability	—	15,987
Net cash provided by operating activities	$8,294	$8,294

Quarterly Financial Information	12 Months Ended
Dec. 31, 2010
Quarterly Financial Information [Abstract]
Quarterly Financial Information

Note 18 – QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Summarized quarterly financial information for 2010 (Restated) and 2009 are as follows (in thousands except share data):

	Quarters Ended
	March 31, 2010 (Restated)	June 30, 2010 (Restated)	September 30, 2010 (Restated)	December 31, 2010 (Restated)
Revenues	$5,927	$8,312	$8,256	$7,963
Gross margin	$3,318	$4,739	$5,468	$4,915
Net (loss) income before provision for income tax	$(8,616)	$84	$3,607	$(5,146)
Net (loss) income	$(8,617)	$66	$3,551	$3,860 (1)
Net (loss) income per share – basic	$(0.50)	$0.00	$0.13	$0.14
Net ( loss) income per share – diluted	$(0.50)	$0.00	$0.08	$0.13
Weighted average number of shares outstanding – basic	17,109,706	19,338,241	19,883,029	20,583,516
Weighted average number of shares outstanding –diluted	17,109,706	22,258,364	24,244,477	22,594,197

	Quarters Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Revenues	$5,144	$5,852	$6,107	$6,719
Gross margin	$2,459	$3,799	$3,500	$3,889
Net (loss) income before provision for income tax	$(419)	$(912)	$(2,125)	$1,275
Net (loss) income	$(419)	$(912)	$(2,125)	$1,185
Net (loss) income per share – basic	$(0.03)	$(0.06)	$(0.13)	$0.05
Net (loss) income per share – diluted	$(0.03)	$(0.06)	$(0.13)	$0.04
Weighted average number of shares outstanding – basic	15,860,517	16,186,482	16,513,101	16,964,544
Weighted average number of shares outstanding –diluted	15,860,517	16,186,482	16,513,101	19,956,571
(1)	Included in net income for the three months ended December 31, 2010 is the tax benefit of $9.1 million related to the reversal of the deferred tax valuation allowance. See Note 9 – Income Taxes.